January 23, 2004

Securities and Exchange Commission
450 5 Street, N.W.
Washington  DC  50549

RE:  Midland National Life Separate Account A
     File Number 333-58300

Commissioners:

Enclosed for preliminary filing is a copy of Post-Effective Amendment Number 5 to the above referenced Form N-6 Registration Statement.

This amendment is being filed pursuant to paragraph (a) (I) of Rule 485. This amendment is being filed under 485 (a) because it includes a new prospectus of a new version of a variable life policy that reflects changes made to the Mortality and Expenses Charges, the Contingent Deferred Sales Charge, the Premium Load, and the Cost of Insurance. This policy will be replacing the current Advanced Variable Universal Life Policy as it is approved in each state.

We have removed the financial figures and fund expense figures as this information is now in the process of being updated for year-end 2003. This information, along with Financial Statements and certain exhibits will be filed in an amendment pursuant to 485(b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill and Brennan at 202-283-0126.

/s/


Terri Silvius
Compliance Manager

                                           As filed with the Securities and Exchange Commission on January 23, 2004
===================================================================================================================
                                                                                    Registration File No. 333-58300
                                                                                                          811-05271

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------

                                    FORM N-6

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [   ]

                       PRE-EFFECTIVE AMENDMENT NO.  ____                            [   ]


                         POST-EFFECTIVE AMENDMENT NO.  _5__                         [ X ]

                                     and/or

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940                                        [   ]

                                AMENDMENT NO.  ___5____                             [ X ]

                        (Check appropriate box or boxes.)

                    Midland National Life Separate Account A
                           (Exact name of registrant)

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
                               (Name of depositor)
                                One Midland Plaza
                      Sioux Falls, South Dakota 57193-9991
              (Address of depositor's principal executive offices)
        Depositor's Telephone Number, including Area Code: (605) 335-5700

        Steve Horvat, General Counsel                               Copy to:
   Midland National Life Insurance Company                 Frederick R. Bellamy, Esq.
              One Midland Plaza                          Sutherland Asbill & Brennan LLP
    Sioux Falls, South Dakota 57193-9991                 1275 Pennsylvania Avenue, N.W.
   (Name and address of agent for service)                  Washington, DC 20004-2415

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):
|_| immediately upon filing pursuant to paragraph (b)
|_| on May 1, 2004 pursuant to paragraph (b)
|X| 80 days after filing pursuant to paragraph (a)(i)
|_| on pursuant to paragraph (a)(i) of Rule 485

If appropriate check the following box:

|_|      This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment _______________

                      Title of Securities Being Registered:
    Interests in Individual Flexible Premium Variable Life Insurance Policies

                         ADVISOR VARIABLE UNIVERSAL LIFE
                                   Issued By:
                       Midland National Insurance Company
           One Midland Plaza o Sioux Falls, SD 57193 o (605) 335-5700
              through the Midland National Life Separate Account A

Advisor Variable Universal Life provides a life insurance policy issued by Midland National Life Insurance Company. Advisor Variable Universal Life:


     o provides insurance coverage with flexibility in death benefits and premiums;

     o pays a death benefit if the insured person dies while the policy is still in force;

     o can provide substantial policy fund build-up on a tax-deferred basis.However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

     o lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. There may be tax consequences to these transactions. Loans and withdrawals affect the policy fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have more adverse tax consequences.

You have a limited right to examine Your policy and return it to Us for a refund.

You may allocate Your policy fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:


1.  Alger American Fund,
2.  American Century Variable Portfolios, Inc.,
3.  Fidelity's Variable Insurance Products Fund Initial Class,
4.  INVESCO Variable Investment Funds, Inc.,
5.  Lord Abbett Series Fund, Inc.,
6.  MFS(R)Variable Insurance Trusts,
8.  PIMCO Variable Insurance Trust and
9.  Van Eck Worldwide Insurance Trust


You can choose among the thirty-seven investment divisions listed on the following page.

Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                   May 1, 2004

                     SEPARATE ACCOUNT INVESTMENT PORTFOLIOS

------------------------------------------------------------ ---------------------------------------------------------

Alger American Growth Portfolio                              Fidelity VIP Investment Grade Bond Portfolio

------------------------------------------------------------ ---------------------------------------------------------

Alger American Leveraged AllCap Portfolio                    Fidelity VIP MidCap Portfolio

------------------------------------------------------------ ---------------------------------------------------------

Alger American Mid-Cap Growth Portfolio                      Fidelity VIP Money Market Portfolio

------------------------------------------------------------ ---------------------------------------------------------

Alger American Small Capitalization Portfolio                Fidelity VIP Overseas Portfolio

------------------------------------------------------------ ---------------------------------------------------------

American Century VP Balanced Portfolio                       INVESCO VIF-Financial Services Fund

------------------------------------------------------------ ---------------------------------------------------------

American Century VP Capital Appreciation Portfolio           INVESCO VIF-Health Sciences Fund

------------------------------------------------------------ ---------------------------------------------------------

American Century VP Income & Growth Portfolio                Lord Abbett Series Fund, Inc. Growth & Income Portfolio

------------------------------------------------------------ ---------------------------------------------------------

American Century VP International Portfolio                  Lord Abbett Series Fund, Inc. International Portfolio

------------------------------------------------------------ ---------------------------------------------------------

American Century VP Value Portfolio                          Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio

------------------------------------------------------------ ---------------------------------------------------------

Fidelity VIP Asset Manager Portfolio                         MFS VIT Emerging Growth Series

------------------------------------------------------------ ---------------------------------------------------------

Fidelity VIP Asset Manager: Growth Portfolio                 MFS VIT Investors Trust Series

------------------------------------------------------------ ---------------------------------------------------------

Fidelity VIP Balanced Portfolio                              MFS VIT New Discovery Series

------------------------------------------------------------ ---------------------------------------------------------

Fidelity VIP Contrafund(R)Portfolio                          MFS VIT Research Series

------------------------------------------------------------ ---------------------------------------------------------

Fidelity VIP Equity-Income Portfolio                         PIMCO VIT High Yield Portfolio

------------------------------------------------------------ ---------------------------------------------------------

Fidelity VIP Growth & Income Portfolio                       PIMCO VIT Low Duration Portfolio

------------------------------------------------------------ ---------------------------------------------------------

Fidelity VIP Growth Opportunities Portfolio                  PIMCO VIT Real Return Portfolio

------------------------------------------------------------ ---------------------------------------------------------

Fidelity VIP Growth Portfolio                                PIMCO VIT Total Return Portfolio

------------------------------------------------------------ ---------------------------------------------------------

Fidelity VIP High Income Portfolio                           Van Eck Worldwide Hard Assets Fund

------------------------------------------------------------ ---------------------------------------------------------

Fidelity VIP Index 500 Portfolio
------------------------------------------------------------ ---------------------------------------------------------



This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned.

Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                Table of Contents


POLICY BENEFITS / RISKS SUMMARY.......................................................................................9
      POLICY BENEFITS.................................................................................................9
           Death Benefits.............................................................................................9
           Flexible Premium Payments..................................................................................9
           No Lapse Guarantee Premium.................................................................................9
           Benefits of the Policy Fund...............................................................................10
           Tax Benefits..............................................................................................10
           Policy Illustrations......................................................................................10
           Additional Benefits.......................................................................................11
           Your Right to Examine This Policy.........................................................................11
      POLICY RISKS...................................................................................................11
           Investment Risk...........................................................................................11
           Surrender Charge Risk.....................................................................................11
           Risk of Lapse.............................................................................................12
           Tax Risks.................................................................................................12
           Risk of Increases in Charges..............................................................................13
           Portfolio Risks...........................................................................................13
FEE TABLE............................................................................................................13
SUMMARY OF ADVISOR VARIABLE UNIVERSAL LIFE...........................................................................21
      DEATH BENEFIT OPTIONS..........................................................................................21
      FLEXIBLE PREMIUM PAYMENTS......................................................................................22
      INVESTMENT CHOICES.............................................................................................22
      YOUR POLICY FUND...............................................................................................23
           Transfers.................................................................................................24
           Policy Loans..............................................................................................24
           Withdrawing Money.........................................................................................24
           Surrendering Your Policy..................................................................................25
      DEDUCTIONS AND CHARGES.........................................................................................25
           Deductions From Your Premiums.............................................................................25
           Deductions From Your Policy Fund..........................................................................25
           Surrender Charge..........................................................................................26
      ADDITIONAL INFORMATION ABOUT THE POLICIES......................................................................26
           Your Policy Can Lapse.....................................................................................26
           Correspondence and Inquiries..............................................................................26
           State Variations..........................................................................................27
           Tax-Free "Section 1035" Exchanges.........................................................................27
DETAILED INFORMATION ABOUT ADVISOR VARIABLE UNIVERSAL LIFE...........................................................27
      INSURANCE FEATURES.............................................................................................27
           How the Policies Differ From Whole Life Insurance.........................................................27
           Application for Insurance.................................................................................28
           Death Benefit.............................................................................................28
           Notice and Proof of Death.................................................................................29
           Payment of Death Benefits.................................................................................30
           Maturity Benefit..........................................................................................30
           Changes In Advisor Variable Universal Life................................................................30
           Changing The Face Amount of Insurance.....................................................................30
           Changing Your Death Benefit Option........................................................................31
           When Policy Changes Go Into Effect........................................................................31
           Flexible Premium Payments.................................................................................32
           Allocation of Premiums....................................................................................33
           Additional Benefits.......................................................................................34
      SEPARATE ACCOUNT INVESTMENT CHOICES............................................................................36
           Our Separate Account And Its Investment Divisions.........................................................36
           The Funds.................................................................................................37
           Investment Policies Of The Portfolios.....................................................................37
           Charges In The Funds......................................................................................44
      USING YOUR POLICY FUND.........................................................................................44
           The Policy Fund...........................................................................................44
           Amounts In Our Separate Account...........................................................................45
           How We Determine The Accumulation Unit Value..............................................................45
           Policy Fund Transactions..................................................................................45
           Transfers Of Policy Fund..................................................................................46
           Market Timing and Excessive Trading Limits................................................................46
           Dollar Cost Averaging.....................................................................................46
           Enhanced Dollar Cost Averaging (EDCA).....................................................................47
           Portfolio Rebalancing.....................................................................................47
           Policy Loans..............................................................................................48
           Withdrawing Money From Your Policy Fund...................................................................49
           Surrendering Your Policy..................................................................................50
THE GENERAL ACCOUNT..................................................................................................51
      DEDUCTIONS AND CHARGES.........................................................................................51
           Deductions From Your Premiums.............................................................................51
           Charges Against The Separate Account......................................................................52
           Monthly Deductions From Your Policy Fund..................................................................52
           Transaction Charges.......................................................................................54
           How Policy Fund Charges Are Allocated.....................................................................55
           Surrender Charge..........................................................................................55
           Waiver of Surrender Charge Option.........................................................................56
TAX EFFECTS..........................................................................................................57
      INTRODUCTION...................................................................................................57
      TAX STATUS OF THE POLICY.......................................................................................57
      TAX TREATMENT OF POLICY BENEFITS...............................................................................57
           In General................................................................................................57
           Modified Endowment Contracts..............................................................................58
           Distributions Other Than Death Benefits from Modified Endowment Contracts.................................58
           Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts...........59
           Investment in the Policy..................................................................................59
           Policy Loans..............................................................................................59
           Withholding...............................................................................................59
           Multiple Policies.........................................................................................59
           Continuation of Policy Beyond Age 100.....................................................................59
           Business Uses of Policy...................................................................................60
           Split-Dollar Arrangements.................................................................................60
           Tax Shelter Regulations...................................................................................60
           Alternative Minimum Tax...................................................................................60
           Other Tax Considerations..................................................................................60
           Possible Tax Law Changes..................................................................................61
           Our Income Taxes..........................................................................................61
ADDITIONAL INFORMATION ABOUT THE POLICIES............................................................................61
      YOUR RIGHT TO EXAMINE THIS POLICY..............................................................................61
      YOUR POLICY CAN LAPSE..........................................................................................61
      YOU MAY REINSTATE YOUR POLICY..................................................................................62
      POLICY PERIODS AND ANNIVERSARIES...............................................................................62
      MATURITY DATE..................................................................................................62
      WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT......................................................................63
      CHANGING THE SEPARATE ACCOUNT..................................................................................63
      LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY....................................................................64
      YOUR PAYMENT OPTIONS...........................................................................................64
           Lump Sum Payments.........................................................................................65
           Optional Payment Methods..................................................................................65
      YOUR BENEFICIARY...............................................................................................66
      ASSIGNING YOUR POLICY..........................................................................................66
      WHEN WE PAY PROCEEDS FROM THIS POLICY..........................................................................66
      YOUR VOTING RIGHTS AS AN OWNER.................................................................................67
      DISTRIBUTION OF THE POLICIES...................................................................................68
      LEGAL PROCEEDINGS..............................................................................................69
      FINANCIAL STATEMENTS...........................................................................................69
ILLUSTRATIONS........................................................................................................69
DEFINITIONS..........................................................................................................75

                         POLICY BENEFITS / RISKS SUMMARY


In this prospectus, "We", "Our", "Us" and "Company" mean Midland National Life Insurance Company. "You" and "Your" mean the owner of the policy. We refer to the person who is covered by the policy as the "Insured" or "Insured Person", because the insured person and the owner may not be the same.


There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy.

The detailed information appearing later in this prospectus further explains the following Policy Benefits/Risks Summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is in force and that there is no outstanding policy loan.

POLICY BENEFITS

Death Benefits


Advisor Variable Universal Life is life insurance on the insured person. If the policy is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:


     o Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 28.

We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.


You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within certain limits.

Flexible Premium Payments


You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no-lapse guarantee premium is based on the policy's face amount and the insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however, under Midland National's current company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 32.


No Lapse Guarantee Premium

During the no lapse guarantee period, Your policy will remain in force as long as You meet the applicable no lapse guarantee premium requirements.

Benefits of the Policy Fund

     o Withdrawing Money from Your Policy Fund. You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. See "Withdrawing Money From Your Policy Fund" on page
          49. There may be tax consequences.

     o Surrendering Your Policy. You can surrender Your policy for cash and then We will pay You the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge and minus any policy debt. See "Surrendering Your Policy" on page 50. There may be tax consequences.

     o Policy Loans. You may borrow Your net cash surrender value (the policy fund less the surrender charge minus any policy debt) less any loan interest that will accrue to the next policy anniversary. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. See "Policy Loans" on page 48. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 57.

     o Transfers of Policy Fund. You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. There are additional limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 46.

     o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 46.

     o Portfolio Rebalancing. The Portfolio Rebalancing Option allows policyowners, who are not participating in a DCA program, to have Us automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. At each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 47.


Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the policy value (the policy fund), and therefore should not be taxed on increases in the policy fund until You take out a loan or withdrawal, surrender the policy, or We pay the maturity benefit. In addition, transfers of policy fund are not taxable transactions.


Policy Illustrations

There are sample illustrations at the end of this prospectus showing policy fund values, cash surrender values, and death benefits for a hypothetical policy owner based on certain assumptions. You should receive a personalized illustration that reflects Your particular circumstances. These hypothetical illustrations should help You to:

     o understand the long-term affects of different levels of investment performance,

     o    understand the charges and deductions under the policy, and

     o    compare the policy to other life insurance policies.

The hypothetical illustrations also show the value of the annual premium accumulated at interest and demonstrate that the cash surrender values may be very low (compared to the premiums accumulated at interest) if You surrender the policy in the early policy years. Therefore, You should not purchase the policy as a short-term investment or if You do not need the insurance protection. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy fund values. Your actual policy fund, cash surrender value, and death benefit amount will be different that the amounts shown in the hypothetical illustrations.


Additional Benefits

Your policy may have one or more supplemental benefits that are options or attached by rider to the policy. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:


o  Disability Waiver Benefit           o  Additional Insured Rider
   Flexible Disability Benefit         o  Guaranteed Insurability Rider
o  Accidental Death Benefit            o  Living Needs Rider
o  Children's Insurance Rider          o  Extended Maturity Option
o  Family Life Insurance Rider         o  Automatic Benefit Increase Provision
o  Waiver of Surrender Charge Option


Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Policy


For a limited period of time, as specified in Your policy, You have a right to examine and cancel the policy. See "Your Right To Examine this Policy" on page 61.


POLICY RISKS

Investment Risk

Your policy fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. No one insures or guarantees any of the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the policy only if You have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if You intend to surrender all or part of the policy value in the near future.

This policy is not suitable as a short-term investment.

Surrender Charge Risk


If You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period, We will deduct a surrender charge. See "Surrender Charge" on page 55.


Risk of Lapse

Your policy can lapse if the net cash surrender value is not sufficient to pay the monthly charges.


     o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain in force. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays in force during the no lapse guarantee period by paying premiums equal to those required to meet the no lapse guarantee premium amount requirements described in "Premium Provisions During The No Lapse Guarantee Period" on page 32.

          Nevertheless, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirements and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Policy Can Lapse" on page 61.

     o Policy Loans. Your loan may affect whether Your policy remains in force. Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken . If Your loan lowers the value of Your policy fund to a point where the monthly deductions are greater than Your policy's net cash surrender value, then the policy's lapse provision may apply. For more details see "Policy Loans" on page 48.

     o Withdrawing Money / Surrendering Your Policy. If You surrender the policy prior to the 15th policy year, We will deduct a surrender charge. It is possible that You will receive no net cash surrender value if You surrender Your policy in the first few policy years. If You make a partial withdrawal, We may deduct a withdrawal charge if You do more than one in any given policy year. The maximum partial withdrawal You can make during the first policy year is 50% of the net cash surrender value; in any policy year thereafter it is 90% of the net cash surrender value. Taxes and a tax penalty may apply.


Tax Risks

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements.

Depending on the total amount of premiums You pay, the policy may be treated as a modified endowment contract under federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.


See "TAX EFFECTS" on page 57. You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Risk of Increases in Charges

Certain fees and charges assessed against the policy are currently at levels below the guaranteed maximum levels. We may increase these fees and charges up to the guaranteed maximum level. If fees and charges are increased, the risk that the policy will lapse increases and You may have to increase the premiums to keep the policy in force.


Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

                                    FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that You will pay at the time You buy the policy, surrender the policy, or transfer policy funds between investment divisions.

                                Transaction Fees

-----------------------------------------------------------------------------------------------------------------------------

                                                                                   Amount Deducted

                                                                 ------------------------------------------------------------

               Charge                 When Charge Is Deducted      Maximum Guaranteed Charge          Current Charge

-----------------------------------------------------------------------------------------------------------------------------

Civil Service Allotment Service     Upon receipt of a premium      $0.46 from each premium         $0.46 from each premium
Charge                              payment where Civil Service    payment.                        payment.
                                    Allotment is chosen.

-----------------------------------------------------------------------------------------------------------------------------

Surrender Chargei                   At the time of surrender or   $2.50 up to $32.81 in the        $2.50 up to $32.81 in the
(Deferred Sales Charge)             lapse that occurs (a) during  first policy year per $1,000     first policy year per $1,000
                                    the first 15 policy years,    of face amount. ii               of face amount.ii
Minimum and Maximum                 or (b) during the first 15
                                    policy years following any
                                    increase in face amount.

Charge for a male insured issue age At the time of surrender or   $9.85 per $1,000 of              $9.85 per $1,000 of specified
40 in the nonsmoker premium class   lapse that occurs (a) during  specified face amount.           face amount.
in the first policy year            the first 15 policy years,
                                    or (b) during the first 15
                                    policy years following any
                                    increase in face amount.

-----------------------------------------------------------------------------------------------------------------------------

Partial Withdrawal Charge           Upon partial withdrawal.     Lesser of $25 or 2% of           Lesser of $25 or 2% of the
                                                                 amount withdrawn on any          amount withdrawn on any
                                                                 withdrawal after the first       withdrawal after the first
                                                                 one in any policy year.          one in any policy year.


-----------------------------------------------------------------------------------------------------------------------------

Transfer Fees                       Upon transfer of any money   $25 on each transfer after       $0 on all transfers.
                                    from the investment          the 12th transfer in any one
                                    divisions or the General     policy year.
                                    Account.

-----------------------------------------------------------------------------------------------------------------------------

Optional Rider Charges


-----------------------------------------------------------------------------------------------------------------------------

Automatic Benefit Increase                 Not Applicable                    None                        Noneiii

-----------------------------------------------------------------------------------------------------------------------------

Living Needs Rider                  At the time a benefit is     No maximum amount is                   $200.00 iv
                                    paid out.                    guaranteed.

-----------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that You will pay periodically during the time that You own the policy, not including mutual fund portfolio fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------

                                         Periodic Fees Related to Owning the Policy

-----------------------------------------------------------------------------------------------------------------------------

                                                                                      Amount Deducted

                                                                 ------------------------------------------------------------

               Charge               When Charge Is Deducted      Maximum Guaranteed Charge          Current Charge

-----------------------------------------------------------------------------------------------------------------------------

Cost of Insurance Chargev           On the policy date and on    $0.06 up to $83.33 per
                                    every monthly anniversary.   $1,000 of net amount at      If the initial specified face
Minimum and Maximum                                              riskvi  per month.           amount is $100,000 but less
                                                                                              than or equal to $999,999 the
The current charge (as shown)                                                                 charges vary from  $0.05 up
varies depending on Your initial                                                              to $46.16 per $1,000 of net
specified face amount of insurance.                                                           amount at risk per month.


                                                                                              If the initial specified face
                                                                                              amount is greater than or
                                                                                              equal to $1,000,000 the charges
                                                                                              vary from $0.05 up to $40.09
                                                                                              per $1,000 of net amount
                                                                                              at risk per month.

Charges for a male insured issue    On the policy date and on    $0.19 per $1,000 of net      $0.19 per $1,000 of net
age 40 in the nonsmoker premium     every monthly anniversary.   amount at risk per month.    amount at risk per month.
class in the first policy year with
an initial specified face amount of
$200,000.

-----------------------------------------------------------------------------------------------------------------------------

Expense Charge                      On the policy date and on    $10 per month in all policy  $10 per month in all policy
                                    every monthly anniversary.   years.                       years.

-----------------------------------------------------------------------------------------------------------------------------

Per Unit Charge                     On the policy date and on    $0.03 per month per $1,000   $0.00 per month in all policy
                                    every monthly anniversary    of face amount of insurance  years.
                                                                 in all policy years.

-----------------------------------------------------------------------------------------------------------------------------

Mortality and Expense Risk          On each day the policy       Annual rate of 1.40% of the  Annual rate of 1.40% in
Charge                              remains in force.            policy Separate Account      policy years 1 - 20 and 0.25%
                                                                 assets in all policy years.  thereafter.

-----------------------------------------------------------------------------------------------------------------------------

Loan Interest Spreadvii             On policy anniversary or     4.50% (annually) in policy   2.00% (annually) in policy
                                    earlier, as applicable.viii  years 1-5; 0.00% (annually)  years 1-5; 0.00% (annually)
                                                                 thereafter.                  thereafter.

-----------------------------------------------------------------------------------------------------------------------------

Optional Rider Chargesix

-----------------------------------------------------------------------------------------------------------------------------

Accidental Death Benefit Rider      On rider policy date and     $0.03 up to $0.09 per month  $0.03 up to $0.09 per month
                                    each monthly anniversary     per $1,000 of Accidental     per $1,000 of Accidental
Minimum and Maximum                 thereafter.                  Death Benefit selected.      Death Benefit selected.

-----------------------------------------------------------------------------------------------------------------------------

Charge for a male insured attained  On rider policy date and     $0.08 per month per $1,000   $0.08 per month per $1,000 of
age 40 in the nonsmoker premium     each monthly anniversary     of Accidental Death Benefit. Accidental Death Benefit.
class in the first policy year      thereafter.
following the rider policy date.

-----------------------------------------------------------------------------------------------------------------------------

Additional Insured Rider            On rider policy date and     $0.16 up to $83.33 per month $0.0875 up to $20.93 per
                                    each monthly anniversary     per $1,000 of Additional     month per $1,000 of
Minimum and Maximum                 thereafter.                  Insured Rider death benefit. Additional Insured Rider
                                                                                              death benefit.

Charge for a female insured         On rider policy date and     $0.42 per month per $1,000   $0.2650 per month per $1,000
attained age 40 in the nonsmoker    each monthly anniversary     of Additional Insured Rider  of Additional Insured Rider
premium class in the first policy   thereafter.                  death benefit.               death benefit.
year following the rider policy
date.

-----------------------------------------------------------------------------------------------------------------------------

Children's Insurance Rider          On rider policy date and     $0.52 per month per $1,000   $0.52 per month per $1,000 of
                                    each monthly anniversary     of Children's Insurance      Children's Insurance benefit.
                                    thereafter.                  benefit.x

-----------------------------------------------------------------------------------------------------------------------------

Family Insurance Rider              On rider policy date and     $1.72 per month per unit of  $1.72 per month per unit of
                                    each monthly anniversary     Family Insurance Rider.xi    Family Insurance Rider.
                                    thereafter.

-----------------------------------------------------------------------------------------------------------------------------

Flexible Disability Benefit Rider   On rider policy date and     $0.27 up to $0.80 per month  $0.27 up to $0.80 per month
                                    each monthly anniversary     per $10 of monthly benefit.  per $10 of monthly benefit.
Minimum and Maximum                 thereafter until the policy
                                    anniversary on which the
                                    insured reaches attained
                                    age 60.

Charge for a male insured issue age On rider policy date and     $0.50 per month per $10 of   $0.50 per month per $10 of
40 in the nonsmoker premium class.  each monthly anniversary     monthly benefit.             monthly benefit.
                                    thereafter until the policy
                                    anniversary on which the
                                    insured reaches attained age
                                    60.

-----------------------------------------------------------------------------------------------------------------------------

Guaranteed Insurability Rider        On rider policy date and     $0.05 up to $0.17 per month  $0.05 up to $0.17 per unit of
                                     each monthly anniversary     per unit of Guaranteed       Guaranteed Insurability Rider
Minimum and Maximum                  thereafter.                  Insurability Rider elected.  elected.

Charge for a male insured issue age  On rider policy date and     $0.13 per month per unit of  $0.13 per month per unit of
30 in the nonsmoker premium class.   each monthly anniversary     Guaranteed Insurability      Guaranteed Insurability Rider.
                                     thereafter.                  Rider.

-----------------------------------------------------------------------------------------------------------------------------

Disability Waiver Benefit Rider      On rider policy date and      $0.01 up to $0.12 per month   $0.01 up to $0.12 per month
                                     each monthly anniversary      per  $1,000 of face amount.   per $1,000 of face amount.
Minimum and Maximum                  thereafter.

Charge for a male insured issue age  On rider policy date and      $0.02 per month per $1,000    $0.02 per month per $1,000 of
40 in the nonsmoker premium class    each monthly anniversary      of face amount.               face amount.
in the first policy year.            thereafter.

-----------------------------------------------------------------------------------------------------------------------------

Waiver of Surrender Charge Option   On the policy date and each    $0.03 per month per $1,000   $0.03 per month per $1,000 of
                                    monthly anniversary            of face amount in policy     face amount in policy
                                    thereafter during the first    years 1 thru 15.             years 1 thru 15.
                                    15 policy years.

-----------------------------------------------------------------------------------------------------------------------------

i The surrender charge varies based upon the sex, issue age, and rating class of the insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the surrender charge applicable to Your policy. For more detailed information concerning Your surrender charges, please contact Our Executive Office.

ii These charges decrease gradually in policy years 2 through 15 to $0.00 for policy years 16 and thereafter. An increase in face amount establishes a new surrender charge schedule for the amount of the increase in face amount based upon the attained age and rating class at the time the face amount increase becomes effective.

iii The ABI Provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Additional Benefits" beginning on page 34).

iv Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this fee.

v The cost of insurance rate varies based upon the sex, attained age, and rating class of the insured person at the time of the charge. The cost of insurance charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the cost of insurance charge applicable to Your policy. For more detailed information concerning Your cost of insurance charges, please contact Our Executive Office.

vi As of any monthly anniversary, the net amount at risk is the death benefit less the policy fund (after all deductions for that monthly anniversary, except the cost of insurance charge).

vii The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.50% annually).

viii While a policy loan is outstanding, loan interest is charged in arrears on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the insured's death.

ix Charges for these riders may vary based on the policy duration, insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your policy's specification page will indicate the rider charges applicable to Your policy, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

x Regardless of the number of children or their age, up to age 21.

xi Regardless of the number of children or their age, up to age 21, or the age of the spouse.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


-----------------------------------------------------------------------------------------------------------------------------

                                                                             Maximum                    Minimum

Total Annual Portfolio Operating Expenses:
-----------------------------------------------------------------------------------------------------------------------------

Total Annual Portfolio Operating Expenses1                                   x.xx%          -           x.xx%

(total of all expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)
--------------------------------------------------------------------- -------------------- ----- --------------------

Net Annual Portfolio Operating Expenses After Contractual Waivers            x.xx%          -           x.xx%

and Reimbursements 2 (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees and other expenses)

--------------------------------------------------------------------- -------------------- ----- --------------------

1 The portfolio expenses used to prepare this table were provided to Midland National Life by the funds or their fund managers. Midland National Life has not independently verified such information. The expenses reflect those incurred as of December 31, 2003. Current or future expenses may be greater or less than those shown.

2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International, the Lord Abbett Mid-Cap Value, the PIMCO Real Return, the PIMCO High Yield , the PIMCO Low Duration, and the PIMCO Total Return portfolios that require a portfolio's investment advisor to reimburse or waive certain portfolio expenses for the year 2004.

These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio company may be found in the fund or portfolio company's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by calling or writing to Us at:


                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                  800-272-1642


                   SUMMARY OF ADVISOR VARIABLE UNIVERSAL LIFE


DEATH BENEFIT OPTIONS


Advisor Variable Universal Life provides life insurance on the insured person. If the policy is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:


     o Option 1: death benefit equals the face amount ("Specified Amount") of the insurance policy. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 28.


We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, during the no lapse guarantee period, You can keep Your policy in force by paying a certain amount of premiums.


The minimum face amount is $100,000.


You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

FLEXIBLE PREMIUM PAYMENTS


You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no-lapse guarantee premium is based on the policy's face amount and the insured person's age, sex and underwriting class. We are not required to accept premium or a premium payment of less than $50.00; however under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.

You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain in force. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays in force during the no lapse guarantee period by paying premiums equal to those required to meet the no lapse guarantee premium requirement described in "Premium Provisions During The No Lapse Guarantee Period" on page 32.


INVESTMENT CHOICES

You may allocate Your policy fund to up to ten of the following investment divisions:


1. Alger American Growth Portfolio
2. Alger American Leveraged AllCap Portfolio
3. Alger American MidCap Growth Portfolio
4. Alger American Small Capitalization Portfolio
5. American Century VP Balanced Portfolio
6. American Century VP Capital Appreciation Portfolio
7. American Century VP Income & Growth Portfolio
8. American Century VP International Portfolio
9. American Century VP Value Portfolio
10.Fidelity's Variable Insurance Products Fund (VIP) Asset Manager Portfolio 11.Fidelity's Variable Insurance Products Fund (VIP) Asset Manager:
   Growth Portfolio
12.Fidelity's Variable Insurance Products Fund (VIP) Balanced Portfolio 13.Fidelity's Variable Insurance Products Fund (VIP) Contrafund(R)Portfolio 14.Fidelity's Variable Insurance Products Fund (VIP) Equity-Income Portfolio 15.Fidelity's Variable Insurance Products Fund (VIP) Growth & Income Portfolio 16.Fidelity's Variable Insurance Products Fund (VIP) Growth Opportunities
   Portfolio
17.Fidelity's Variable Insurance Products Fund (VIP) Growth Portfolio 18.Fidelity's Variable Insurance Products Fund (VIP) High Income Portfolio 19.Fidelity's Variable Insurance Products Fund (VIP) Index 500 Portfolio 20.Fidelity's Variable Insurance Products Fund (VIP) Investment Grade Bond
   Portfolio
21.Fidelity's Variable Insurance Products Fund (VIP) MidCap Portfolio 22.Fidelity's Variable Insurance Products Fund (VIP) Money Market Portfolio 23.Fidelity's Variable Insurance Products Fund (VIP) Overseas Portfolio 24.INVESCO VIF-Financial Services Fund
25.INVESCO VIF-Health Sciences Fund
26.Lord Abbett Growth and Income Portfolio
27.Lord Abbett International Portfolio
28.Lord Abbett Mid-Cap Value Portfolio
29.MFS VIT Emerging Growth Series
30.MFS VIT Investors Trust Series
31.MFS VIT New Discovery Series
32.MFS VIT Research Series
33.PIMCO VIT High Yield Portfolio
34.PIMCO VIT Low Duration Portfolio
35.PIMCO VIT Real Return Portfolio
36.PIMCO VIT Total Return Portfolio
37.Van Eck Worldwide Hard Assets Fund

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "THE GENERAL ACCOUNT" on page 51.

For more information, see "The Funds" on page 37.


YOUR POLICY FUND


Your policy fund begins with Your first premium payment. From Your premium We deduct any per premium expenses as described in the "Deductions From Your Premiums" section on page 51. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    loans, and

     o    partial withdrawals.


There is no guaranteed policy fund for amounts allocated to the investment divisions. See "The Policy Fund" on page 44.


Transfers


You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. There are additional limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 46. Transfer requests received at Our Executive Office before 3:00 pm Central Time will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request. Transfers are effected at unit values determined at the close of business on the day the transfer takes effect. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners.


Policy Loans


You may borrow Your net cash surrender value (the policy fund less the surrender charge minus any policy debt) less any loan interest that will accrue to the next policy anniversary. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annual adjusted rate. See "Policy Loans" on page 48. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 57.


Withdrawing Money


You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in the first policy year is 50% of Your net cash surrender value; thereafter it is 90% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25). See "Withdrawing Money From Your Policy Fund" on page 49. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 57. Requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the withdrawal request will take effect on the business day following the day We receive Your request. Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.


Surrendering Your Policy


You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See "Surrendering Your Policy" on page 50.


DEDUCTIONS AND CHARGES

Deductions From Your Premiums


If You elect to pay premiums by Civil Service Allotment, We deduct a 46(cent) (forty-six cents) service charge from each premium payment. See "Deductions From Your Premiums" on page 51.


Deductions From Your Policy Fund

Certain amounts are deducted from Your policy fund monthly. These are:


     o    an expense charge of $10.00

     o a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under Your policy; and

     o    charges for additional benefits.


(We also have the right to deduct a per unit charge of up to $0.03 per $1,000 of face amount per month, but currently We do not deduct this charge.)


In addition, We deduct fees when You make:

     o a partial withdrawal of net cash surrender value more than once in a policy year or

     o more than twelve transfers a year between investment divisions. (We currently waive this charge).


See "Monthly Deductions From Your Policy Fund" on page 52.

We also deduct a daily charge at an annual rate of 1.40% of the assets in every investment division. We currently intend to reduce this charge to 0.25% after the 20th policy year. (This reduction is not guaranteed.) This charge is for certain mortality and expense risks.


Surrender Charge


We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period (this period is the earlier of 15 years or attained age of 95). If You keep this policy in force for the surrender charge period, then You will not incur a surrender charge on the original face amount of insurance. As explained in the sections entitled "Surrender Charge" on page 55 a face amount increase will result in a new 15 year surrender charge period on the amount of the increase.

The surrender charge varies by the issue age, sex and class of the insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of the surrender charge period (this period is the earlier of 15 policy years or attained age 95). For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $8.13 per $1,000 of face amount, but a male issue of age 65 and a class of preferred nonsmoker will have a first year surrender charge of $22.90 per $1,000 of face amount. The maximum first year surrender charge for all ages, sexes, and classes is $26.25 per $1,000 of face amount. The $26.25 per $1,000 of face amount surrender charge occurs for males issued at a smoker class with issue ages at 63 or older.

The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1,000 of face amount. If You decrease Your face amount after Your policy is issued, the surrender charge will not change. If You increase Your face amount after Your policy is issued, We will send You an endorsement which specifies a new surrender charge and a new 15 year surrender charge period for the amount of the increase. See "Surrender Charge" on page 55 for a full description of how the new surrender charges are determined for a face amount increase and for examples of the surrender charges for various issue ages, sexes and classes.


ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse


Your policy remains in force if the net cash surrender value can pay the monthly charges. In addition, during the no lapse guarantee period, Your policy will remain in force as long as You meet the applicable no lapse guarantee premium requirements. However, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirement and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Policy Can Lapse" on page 61.


Correspondence and Inquiries

You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in specified amount, regarding Your policy. Our Executive Office is located at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

You may send correspondence and transaction requests to Us by facsimile or telephone. The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone requests. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the insured, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear these risks.

State Variations

Certain provisions of the policies may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise).


           DETAILED INFORMATION ABOUT advisor VARIABLE UNIVERSAL LIFE


INSURANCE FEATURES


This prospectus describes Our Advisor Variable Universal Life policy. There may be contractual variances because of requirements of the state where Your policy is delivered.


How the Policies Differ From Whole Life Insurance


Advisor Variable Universal Life provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. Advisor Variable Universal Life differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Advisor Variable Universal Life has two types of death benefit options. You may switch back and forth between these options. Advisor Variable Universal Life also allows You to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.

Advisor Variable Universal Life is a "variable" life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions You select. You bear the risk of poor investment performance, but You get the benefit of good performance.


Application for Insurance

To apply for a policy You must submit a completed application. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when Your premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and policy fund. To obtain more information about these other policies, contact Our Executive Office.

Death Benefit

We pay the death benefit to the beneficiary when the insured dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:

     o Option 1 provides a benefit that equals the face amount of the policy. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

     o Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your policy fund.


Under either option, the length of time Your policy remains in force depends on the net cash surrender value of Your policy and whether You meet the no lapse guarantee period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the no lapse guarantee period, Your policy remains in force if the sum of Your premium payments (minus any loans or withdrawals) is greater than or equal to the premiums required under the no lapse guarantee premium provision as described in "Premium Provisions During The No Lapse Guarantee Period" on page 32.

Under both options, federal tax law may require a greater benefit. The guideline minimum death benefit is the minimum death benefit Your policy must have to qualify as life insurance under section 7702 of the Internal Revenue Code. The policy has two death benefit qualification tests - the cash value accumulation test and the guideline minimum premium test. You must choose a test on Your application and, once chosen, You can never change Your test.

These tests determine the guideline minimum death benefit. If You do not want limits (subject to Company minimums and maximums and the policy becoming a Modified Endowment Contract), on the amount of premium You can pay into the policy, the cash value accumulation test is usually the best choice. Under the cash value test, the minimum death benefit is the accumulation value of Your policy (Your policy fund) divided by a net single premium factor. A table of net single premium factors and some examples of how they work are in the statement of additional information which is available free upon request (see back cover).

The guideline premium test will usually result in a lower minimum death benefit than the cash value accumulation test. Your choice depends on the premiums You want to pay. THE GUIDELINE PREMIUM TEST IS THE DEFAULT TEST FOR YOUR POLICY, AND HISTORICALLY HAS BEEN THE MORE POPULAR CHOICE. Under the guideline premium test, the guideline minimum death benefit is the accumulation value of Your policy (Your policy fund) times a death benefit percentage. The death benefit percentage varies by the attained age of the insured(s) at the start of the policy year and declines as the insured gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured's death. A table of corridor percentages and some examples of how they work are in the statement of additional information which is available free upon request (see back cover).


The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment options can affect the length of time Your policy remains in force.


The minimum initial face amount is $100,000.


Notice and Proof of Death

We require satisfactory proof of the insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits

In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account", for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit


If the insured person is still living on the maturity date, We will pay the beneficiary the net cash value. The policy will then end. The maturity date is the policy anniversary after the insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 62.

Changes In Advisor Variable Universal Life

Advisor Variable Universal Life gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.


A reduction in face amount lessens the emphasis on a policy's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the policy fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the policy fund. Under death benefit option 1, reducing the policy fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, it decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of Your policy by sending a written request to Our Executive Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions:

For increases:

     o    Increases in the face amount must be at least $25,000.

     o To increase the face amount, You must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We may change this procedure in the future).

     o Monthly cost of insurance deductions from Your policy fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.

     o The right to examine this policy does not apply to face amount increases. (It only applies when You first buy the policy).

     o There will be an increase in the no lapse guarantee premium requirement.

     o    A new surrender charge period will apply to the face amount increase.

For decreases:

     o You cannot reduce the face amount below the minimum We require to issue this policy at the time of the reduction.

     o Monthly cost of insurance deductions from Your policy fund will decrease.

     o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the insured's age at the time of the change.

     o If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance charges, and the original face amount was at standard cost of insurance charges, then We will first decrease the face amount that is at substandard higher cost of insurance charges. We may change this procedure.

Changing the face amount may have tax consequences. You should consult a tax advisor before making any change.

Changing Your Death Benefit Option

You may change Your death benefit option by sending a written request to Our Executive Office. We require satisfactory evidence of insurability to make this change.

If You change from option 1 to option 2, the face amount decreases by the amount of Your policy fund on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum We require to issue this policy at the time of the reduction.

If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before making any change.

When Policy Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Executive Office so that We can make a change. We will notify You if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.


Policy changes may have negative tax consequences. See "TAX EFFECTS" on page 57. You should consult a tax advisor before making any change.


Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your Schedule of Policy Benefits page will show a "planned" periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep Your policy in force.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

     1)   the age, sex and premium class of the insured,

     2)   the initial face amount of the policy, and

     3)   any additional benefits selected.

All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.


We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under Midland National's current Company practice, amounts made by a pre-authorized check can be as low as $30.


Payment of the planned premiums does not guarantee that Your policy will stay in force. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See "Additional Benefits" on page 34 for details on how and when the increases are applied).

If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The No Lapse Guarantee Period


During the no lapse guarantee period, You can keep Your policy in force by meeting a no lapse guarantee premium requirement. In most states, the no lapse guarantee period for issue ages of 60 or less is 10 years; for issues ages 61+ it is 5 years. A monthly no lapse guarantee premium is shown on Your Schedule of Policy Benefits page. (This is not the same as the planned premiums). The no lapse guarantee premium requirement will be satisfied if the sum of premiums You have paid, less Your loans and withdrawals, is equal to or greater than the sum of the monthly no lapse guarantee premiums required on each monthly anniversary. On a current basis, We will not require that You meet the no lapse guarantee premium requirement on each monthly anniversary. Currently, We will allow You to pay sufficient premiums to "catch-up" any required no lapse guarantee premiums at the time the policy's net cash value is insufficient to pay Your monthly deductions. This "catch-up" provision is not guaranteed and We can discontinue this at any time. The no lapse guarantee premium increases when the face amount increases.


During the no lapse guarantee period, Your policy will enter a grace period and lapse if:

     o the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

     o the premiums You have paid, less Your loans and withdrawals, are less than the monthly no lapse guarantee premiums for that monthly anniversary. Currently, We allow a "catch-up" provision as described above.


Remember that the net cash surrender value is Your policy fund minus any surrender charge and minus any outstanding policy debt.

This policy lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The No Lapse Guarantee Period. After the no lapse guarantee period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy in force.

Allocation of Premiums

Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive it (if We receive it before 3:00 p.m. central time) or on the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends Your instructions will dictate how We allocate it.


The net premium is the premium minus any expense charges (the first monthly deduction is also taken from the initial premium). Each premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your policy fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 51.


Additional Benefits


You may include additional benefits in Your policy. Certain benefits result in an additional monthly deduction from Your policy fund. Except for the Waiver of Surrender Charge Option, You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:


(1) Disability Waiver Benefit: With this benefit, We waive monthly charges from the policy fund if the insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the policy anniversary following the insured's 60th birthday, then We will waive monthly deductions for as long as the disability continues.

(2) Monthly Disability Benefit: With this benefit, We pay a set amount into Your policy fund each month (the amount is on Your Schedule of Policy Benefits). The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the policy anniversary following the insured person's 60th birthday. The benefit will continue until the insured person reaches age 65. If the amount of the benefit paid into the policy fund is more than the amount permitted under the income tax code, the monthly benefit will be paid to the insured.

(3) Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the policy anniversary that is within a half year of his or her 70th birthday.

(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.

(5) Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.

(6) Additional Insured Rider: You may provide term insurance for another person, such as the insured person's spouse, under Your policy. A separate charge will be deducted for each additional insured.

(7) Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.

(8) Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the insured person is expected to die within 12 months (or a longer period if required by state law).

       Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured person under the policy (except in certain business contexts. You should consult a tax advisor if such an exception should apply). The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

       There is no charge for this benefit prior to the time of a payment. This amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.

       On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:


         a.  the death benefit of the policy and of each eligible rider
         b.  the face amount
         c.  any policy funds
         d.  any outstanding loan


       When We reduce the policy fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your policy fund.

       You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders). Currently, We have a maximum of $250,000 and a minimum of $5,000.


(9) Automatic Benefit Increase Provision Rider: The Automatic Benefit Increase (ABI) provision is a policy rider that allows for face amount increases to keep pace with inflation. All standard issues of regularly underwritten policies issued after May 1, 1998, include the ABI provision, except where the issue age of the primary insured is older than 55. In addition, the ABI provision is not included where the billing mode is military government allotment, civil service allotment or list bill.


       The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd policy anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase by sending Us a written notice before it takes effect. If You reject an increase, then the ABI provision terminates. (See Your ABI rider for exact details.)

       We calculate each face amount increase under the ABI provision as follows:

         (a) The eligible face amount, multiplied by
         (b) The Consumer Price Index 5 months before the increase date, divided by
         (c) The Consumer Price Index 29 months before the increase date, minus
         (d) The eligible face amount from part (a).

       The eligible face amount is the sum of the portions of the face amount of insurance that are in the standard premium class.


       The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban customers as published by the U.S. Department of Labor. (See Your policy form for more details on this index.)

       The ABI provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Monthly Deductions From Your Policy Fund" on page 52.)


       ABI increases also increase the planned and no lapse guarantee premiums. (See Your ABI Rider and Your Base Policy Form for exact details.)

       The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

(10) Extended Maturity Option: This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the insured is alive on the maturity date and this policy is still in force and not in the grace period, this option may be elected. In order to elect this option, all of the policy fund must be transferred to either the General Account or the Money Market investment division and the death benefit option must be elected as option 1. Once Your policy is extended beyond the maturity date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market investment division.

       Furthermore, We will not allow any of the following to occur:

       o    Increase in the specified amount of insurance

       o    Changes in the death benefit options

       o    Premium payments

       The Extended Maturity Option may have tax consequences. Consult Your tax advisor before making this election.


(11) Waiver of Surrender Charge Option: This benefit allows You to eliminate Your surrender charge in all years of the surrender charge period. If this option is chosen, the revised surrender charge and the cost for this option will be shown on the Schedule of Policy Benefits page of Your policy. The charge will be deducted only during the first 15 policy years. Once elected, this option may not be cancelled.


SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any liabilities of Midland National's other assets and Midland National is obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.

The Funds

Each of the 37 portfolios available under the policy is a "series" of its respective investment company.

The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland National may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial and may vary between funds and portfolios and may be based on the amount of Midland National's investments in the funds. Currently these revenues range from 0.10% to 0.25% of Midland National's investment in the funds.

Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio                                               Investment Objective

-------------------------------------------------------------------------------------------------------------------------

Alger American Fund

------------------------------------------------------- -----------------------------------------------------------------

Alger American Growth Portfolio                         Seeks long-term capital appreciation.  It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.  Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.  The portfolio considers a large company to have a market capitalization of $1 billion or
                                                        greater.

------------------------------------------------------- -----------------------------------------------------------------

Alger American Leveraged AllCap Portfolio               Seeks long-term capital appreciation.  Under normal
                                                        circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional
                                                        securities. By borrowing money, the portfolio has the
                                                        potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

------------------------------------------------------- -----------------------------------------------------------------

Alger American MidCap Growth Portfolio                  Seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal
                                                        circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

------------------------------------------------------- -----------------------------------------------------------------

Alger American Small Capitalization Portfolio           Seeks long-term capital appreciation.  It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under
                                                        normal circumstances, the portfolio invests primarily in equity securities of small capitalization companies. A small
                                                        capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P
                                                        SmallCap 600 Index.

-------------------------------------------------------------------------------------------------------------------------

American Century Variable Portfolios, Inc.

------------------------------------------------------- -----------------------------------------------------------------

American Century VP Balanced Portfolio                  Seeks capital growth and current income.Invests approximately
                                                        60 percent of its assets in common stocks that management
                                                        considers to have better than average potential for appreciation and the rest in fixed income securities.

------------------------------------------------------- -----------------------------------------------------------------

American Century VP Capital Appreciation Portfolio      Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average  prospects for appreciation.

------------------------------------------------------- -----------------------------------------------------------------

American Century VP Income & Growth Portfolio           Seeks capital growth with income as a secondary objective. The
                                                        Portfolio will seek to achieve its investment objective by investing in common stocks.

------------------------------------------------------- -----------------------------------------------------------------

American Century VP International Portfolio             Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation.

------------------------------------------------------- -----------------------------------------------------------------

American Century VP Value Portfolio                     Seeks long-term capital growth with income as a secondary
                                                        objective. Invests primarily in equity securities of
                                                        well-established companies that management believes to
                                                        be under-valued.

-------------------------------------------------------------------------------------------------------------------------

Fidelity's Variable Insurance Products Funds

------------------------------------------------------- -----------------------------------------------------------------

VIP Asset Manager Portfolio                             Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term  instruments.

------------------------------------------------------- -----------------------------------------------------------------

VIP Asset Manager: Growth Portfolio                     Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

------------------------------------------------------- -----------------------------------------------------------------

VIP Balanced Portfolio                                  Seeks both income and growth of capital. When the investment manager's outlook is neutral, it will invest approximately 60%
                                                        of the fund's assets in equity securities and will always invest at least 25% of the fund's assets in fixed-income senior
                                                        securities.

------------------------------------------------------- -----------------------------------------------------------------

VIP Contrafund(R) Portfolio                             Seeks to achieve capital appreciation over the long term by investing in common stocks and securities of companies whose value the manager believes is not fully recognized by the
                                                        public.

------------------------------------------------------- -----------------------------------------------------------------

VIP Equity-Income Portfolio                             Seeks reasonable income by investing primarily in
                                                        income-producing equity securities.  In choosing these
                                                        securities, the investment manager will consider the potential for capital appreciation.  The portfolio's goal is to achieve a yield which exceeds the composite yield on the securities
                                                        comprising the Standard & Poor's Composite Index of 500 stocks.

------------------------------------------------------- -----------------------------------------------------------------

VIP Growth & Income Portfolio                           Seeks high total return, combining current income and capital appreciation. Invests mainly in stocks that pay current
                                                        dividends and show potential for capital appreciation.

------------------------------------------------------- -----------------------------------------------------------------

VIP Growth Opportunities Portfolio                      Seeks capital growth by investing primarily in common stocks.
                                                        Although the fund invests primarily in common stocks, it has the ability to purchase other securities, including bonds, which may be lower-quality debt securities.

------------------------------------------------------- -----------------------------------------------------------------

VIP Growth Portfolio                                    Seeks capital appreciation by investing in common stocks. The advisor invests the fund's assets in companies the advisor believes have above-average growth potential.

------------------------------------------------------- -----------------------------------------------------------------

VIP High Income Portfolio                               Seeks a high level of current income by investing primarily in income-producing debt securities while also considering growth of capital. Policy owners should understand that the fund's unit price may be volatile due to the nature of the high yield bond marketplace.

------------------------------------------------------- -----------------------------------------------------------------

VIP Index 500 Portfolio                                 Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United
                                                        States by duplicating the composition and total return of the
                                                        Standard & Poor's Composite Index of 500 Stocks.

------------------------------------------------------- -----------------------------------------------------------------

VIP Investment Grade Bond Portfolio                     Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S.
                                                        dollar-denominated investment-grade bonds.

------------------------------------------------------- -----------------------------------------------------------------

VIP Mid Capital Portfolio                               Seeks long-term growth of capital.

------------------------------------------------------- -----------------------------------------------------------------

VIP Money Market Portfolio                              Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in U.S.
                                                        dollar-denominated money market securities.

------------------------------------------------------- -----------------------------------------------------------------

VIP Overseas Portfolio                                  Seeks long-term growth of capital, primarily through investments in foreign securities.

-------------------------------------------------------------------------------------------------------------------------

INVESCO Variable Investment Funds Inc.

------------------------------------------------------- -----------------------------------------------------------------

INVESCO VIF-Financial Services Fund                     Seeks capital growth. The fund normally invests at least 80% of its net assets in equity securities and equity-related
                                                        instruments of companies involved in the financial services sector.

------------------------------------------------------- -----------------------------------------------------------------

INVESCO VIF-Health Sciences Fund                        Seeks capital growth. The fund normally invests at least 80% of its net assets in equity securities and equity-related
                                                        instruments of companies that develop, produce, or distribute products or services related to health care.

-------------------------------------------------------------------------------------------------------------------------

Lord Abbett Series Fund, Inc.

------------------------------------------------------- -----------------------------------------------------------------

Lord Abbett Growth and Income Portfolio                 Seeks long-term growth of capital and income without excessive fluctuation in market value.

------------------------------------------------------- -----------------------------------------------------------------

Lord Abbett International Portfolio                     Seeks long-term capital appreciation.  Invests primarily in equity securities on non-U.S. issuers.

------------------------------------------------------- -----------------------------------------------------------------

Lord Abbett Mid-Cap Value Portfolio                     Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.

-------------------------------------------------------------------------------------------------------------------------

MFS Variable Insurance Trusts

------------------------------------------------------- -----------------------------------------------------------------

MFS VIT Emerging Growth Series                          Seeks to provide long-term growth of capital.

------------------------------------------------------- -----------------------------------------------------------------

MFS Investors Trust Series                              Seeks mainly to provide long-term growth of capital and
                                                        secondarily to provide reasonable current income.

------------------------------------------------------- -----------------------------------------------------------------

MFS VIT New Discovery Series                            Seeks capital appreciation.

------------------------------------------------------- -----------------------------------------------------------------

MFS VIT Research Series                                 Seeks to provide long-term growth of capital and future income.

-------------------------------------------------------------------------------------------------------------------------

PIMCO Variable Insurance Trust

------------------------------------------------------- -----------------------------------------------------------------

PIMCO VIT High Yield Portfolio                          Seeks maximum total return consistent with preservation of capital and prudent investment management.

------------------------------------------------------- -----------------------------------------------------------------

PIMCO VIT Low Duration Portfolio                        Seeks maximum total return consistent with preservation of capital and prudent investment management.

------------------------------------------------------- -----------------------------------------------------------------

PIMCOVIT Real Return Portfolio                          Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

------------------------------------------------------- -----------------------------------------------------------------

PIMCO VIT Total Return Portfolio                        Seeks maximum total return, consistent with preservation of capital and prudent investment management.

-------------------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Insurance Trust

------------------------------------------------------- -----------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                      Seeks long-term capital appreciation by investing primarily in
                                                        "hard asset securities."  Income is a secondary consideration.
                                                        Hard asset securities are the stocks, bonds, and other
                                                        securities of companies that derive at least 50% of gross
                                                        revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real
                                                        estate, and commodities.

------------------------------------------------------- -----------------------------------------------------------------

Fidelity Management & Research Company manages the VIP portfolios. American Century Investment Management, Inc. manages the American Century VP Portfolios. MFS(R)Services Company manages the MFS Variable Insurance Trust. Lord Abbett & Co. LLC., manages the Lord Abbett Series Fund, Inc. Fred Alger Management, Inc. manages the Alger American Portfolios. Van Eck Global manages the Van Eck Worldwide Insurance Trust. INVESCO Funds Group, Inc. manages the INVESCO Variable Investment Funds, Inc. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust.

The fund portfolios available under these policies are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by calling or writing to Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                  800-272-1642

Charges In The Funds

The funds charge for managing investments and providing services. Each portfolio's charges vary.

The VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.


The other funds have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the portfolio company prospectuses for details.


USING YOUR POLICY FUND

The Policy Fund


Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See "Deductions and Charges" on page 51. Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your policy fund begins with Your first premium payment. From Your premium We deduct the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page 51. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    loans, and

     o    partial withdrawals.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your policy fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

     o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

     o We add any dividends or capital gains distributions paid by the portfolio on that day.

     o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).

     o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is 0.0038091%, which is an effective annual rate of 1.40%. We currently intend to reduce this charge to an effective annual rate of 0.25% after the 20th policy year. (This reduction is not guaranteed). (See "Mortality and Expense Risks" on page 52.)


     o We may also subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions

The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance charges. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 10 investment divisions.

Transfers Of Policy Fund


You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of policy fund, write to Our Executive Office. Currently, You may make an unlimited number of transfers of policy fund in each policy year (but see "Market Timing and Excessive Trading Limits below). But We reserve the right to assess a $25 charge after the 12th transfer in a policy year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific policy owners. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges" - How Policy Fund Charges Are Allocated" on page 55. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

     1. 25% of the unloaned amount in the General Account at the beginning of the policy year, or

     2.   $25,000. (We reserve the right to decrease this to $1,000.)

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months.

Transfer requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request. Transfers are effected at unit values determined at the close of business on the day the transfer takes effect. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.

Market Timing and Excessive Trading Limits

The policies are first and foremost life insurance policies. They are designed for long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to any underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in Our judgment, it has the potential to adversely affect an underlying portfolio or other policy owners or if an underlying portfolio objects to or would reject Our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in Our view, have abused or appear likely to abuse the transfer privilege.


We may apply restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other policy owners. You will be notified in writing if Your transfer request has been refused or Your transfer privilege is restricted.


Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.


You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:


     a.   the DCA source account from which DCA transfers will be made,

     b. that any money received with the form is to be placed into the DCA source account,

     c. the total monthly amount to be transferred to the other investment divisions, and

     d. how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received.

DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month's notice.


Enhanced Dollar Cost Averaging (EDCA)

By current Company practice, if the source account is the General Account, We will pay an effective annual interest rate of 10% until the end of the first policy year on monies allocated into the EDCA program during the first four policy months. Neither the EDCA program nor the 10% annual effective rate is guaranteed and both are subject to change without notice. There is no charge for this feature.


Portfolio Rebalancing


The Portfolio Rebalancing Option allows policyowners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your policy fund be allocated to the VIP Growth investment division, 40% in the VIP High Income investment division and 30% in VIP Overseas investment division. Over time, the variations in the investment division's investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You.


Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.

We do not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

Policy Loans


Using only Your policy as security, You may borrow up to the full loan value, which is net cash surrender value (the policy fund less the surrender charge minus any policy debt) minus any loan interest that will accrue up until the next policy anniversary. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.


A loan taken from, or secured by, a policy may have federal income tax consequences. See "TAX EFFECTS" on page 57.


You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Policy Fund Charges Are Allocated" on page 55. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division and transfer these amounts to the General Account.


Interest Credited on Policy Loans. The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.5% per year.


Policy Loan Interest Charged: After the 5th policy year, We guarantee that We will offer zero cost loans on the full loan value unless a higher interest rate is required by the Internal Revenue Service. If the Internal Revenue Service requires a higher policy loan interest rate, We will charge the minimum interest rate allowed after the 5th policy year. The annual interest rate charged on zero cost loans is guaranteed to be 3.5% (which is the same rate We guarantee to credit on zero cost loans). A zero cost loan may have tax consequences. See "TAX EFFECTS" on page 57.


Currently, the annual interest rate We charge on standard loans is 5.5%. We guarantee that the rate charged on standard loans will not exceed 8% per year.

Interest is due on each policy anniversary. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.

Repaying The Loan. You may repay all or part of a policy loan while Your policy is in force. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.5% annual interest We credit on the portion of the General Account securing the loan. A policy loan will reduce the policy's ultimate death benefit and net cash surrender value.


Your Policy May Lapse. Your loan may affect the amount of time that Your policy remains in force. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If these deductions are more than the net cash surrender value of Your policy, then the policy's lapse provisions may apply. Since the policy permits loans up to the net cash surrender value (the policy fund less the surrender charge minus any policy debt) less any loan interest that will accrue to the next policy anniversary, loan repayments or additional premium payments may be required to keep the policy in force, especially if You borrow the maximum.


Withdrawing Money From Your Policy Fund


You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. If You make more than one partial withdrawal in a policy year, We will impose a partial withdrawal charge as explained in the paragraph entitled "Withdrawal Charges" listed below. Partial withdrawals are subject to certain conditions. They must:


     o    be at least $200,


     o in the first policy year, total no more than 50% of the net cash surrender value (the limit is 90% in subsequent policy years),

     o allow the death benefit to remain above the minimum for which We would issue the policy at that time, and

     o allow the policy to still qualify as life insurance under applicable tax law.


You may specify how much of the withdrawal You want taken from each investment division. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 55.


Requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the request will take effect on the business day following the day We receive Your request. Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.


Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 55.


In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.


The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. However if, the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. We will send You a new Schedule of Policy Benefits to reflect this change. Both the withdrawal and any reductions will be effective as of the date We receive Your request at Our Executive Office.

Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash. A withdrawal may have tax consequences. See "TAX EFFECTS" on page 57.


Surrendering Your Policy


You may surrender Your policy for its net cash surrender value while the insured person is living. You do this by sending both a written request and the policy to Our Executive Office. The net cash surrender value equals the cash surrender value minus any loan outstanding (including loan interest). The net cash surrender value may be very low, especially during the early policy years. During the surrender charge period (this period of time is the earlier of 15 policy years or attained age 95), the cash surrender value is the policy fund minus the surrender charge. After the surrender charge period, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the date We receive Your request and policy at Our Executive Office. All of Your insurance coverage will end on that date.

If You have selected the Waiver of Surrender Charge Option, the cash surrender value always equals the policy fund.


A surrender may have income tax consequences.

                               THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

     o    allocating net premium and loan payments,

     o    transferring amounts from the investment divisions,

     o    securing any policy loans, or

     o    earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawal and allocated deductions.


We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5% per year. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declare.

You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers Of Policy Fund" on page 46.


The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums


In some cases, We deduct a a service charge from each premium. The rest of each premium (called the net premium) is placed in Your policy fund.


Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges allocated to the investment divisions reduce the amount in Your policy fund.


Mortality and Expense Risk. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your policy fund will never be greater than the maximum amounts shown in Your policy. The mortality risk We assume is that insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering policies will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 1.40% of the value of assets in the Separate Account attributable to Advisor Variable Universal Life. We currently intend to reduce this charge to 0.25% after the 20th policy year (this reduction is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Policy Fund - How We Determine The Accumulation Unit Value" on page 45. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the surrender charge, Our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Policy Fund


At the beginning of each policy month (including the policy date), the following four deductions may be taken from Your policy fund.

     1. Expense Charge: This charge is $10.00 per month. This charge, along with the per unit charge, covers the continuing costs of maintaining Your policy, such as premium billing and collections, claim processing, policy transactions, record keeping, communications with owners and other expense and overhead items.


     2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

     3. Cost of Insurance Charge: The cost of insurance charge is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the policy month. The net amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the net amount at risk. We may profit from this charge.

     4. Per Unit Charge: On a guaranteed basis, this charge is $0.03 per month in all policy years, but at the current time this charge is not being deducted from Your policy fund. This charge along with the expense charge covers the continuing costs of maintaining Your policy.

The cost of insurance rate is based on the sex, attained age, specified face amount of insurance, and rating class of the insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the insured person that is a standard risk in the following rate classes: preferred plus non-smoker, preferred non-smoker, non-smoker, preferred smoker, and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of net amount at risk for a male, preferred, non-smoker, standard risk at various ages assuming a specified face amount of insurance of $200,000.


              Illustrative Table of Monthly Cost of Insurance Rates
                   (Rounded) per $1,000 of Net Amount at Risk


  Male              Guaranteed         Current Rate for Policy Year One
  Issue               Maximum               (Preferred Non-Smoker)
   Age                 Rate                          Rate
   ---                 ----                          ----
   25                   .13                           .11
   35                   .14                           .12
   45                   .29                           .16
   55                   .69                           .24
   65                  1.87                           .57

For example, for a male preferred non-smoker, age 35 with a $200,000 face amount death benefit option 1 policy and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $30.88. This example assumes the current monthly expense charge of $10.00 and the current cost of insurance charge of $23.88. The $23.88 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.12) times the amount at risk ($200,000 face amount less the initial cash value of $990 which is $1,000 of premium less the $10.00 expense charge). This example assumes that there are no riders or other additional benefits.


The preferred smoker cost of insurance rates are lower than the smoker cost of insurance rates and the non-smoker cost of insurance rates are lower than the preferred smoker cost of insurance rates. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates, and the preferred plus non-smoker rates are below the preferred non-smoker rates. To qualify for the preferred non-smoker classes, the insured person must be age 20 or over and meet certain underwriting requirements.


Current cost of insurance rates also depend on the initial specified face amount of insurance. The charge is generally lower for policies with an initial specified face amount of insurance of $100,000 or more than for policies with lower face amounts, and lower still for amounts of $1,000,000 or more (this is known as "banding").

If Advisor Variable Universal Life is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or per unit charges or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. However, as the automatic increases are applied (see page 35 for more information) the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.

Waiver of Surrender Charge Option. If You choose the option to eliminate Your surrender charges during the first 15 policy years, there is a separate per unit charge. This charge is $0.03 per month per $1,000 of face amount of insurance. You can only select this option at the time of application. The charge will only be deducted during the first 15 policy years.


Transaction Charges

In addition to the deductions described above, We charge fees for certain policy transactions:

     o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year.


     o Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions. We reserve the right to assess a $25 charge for each transfer after the twelfth transfer in a policy year.


How Policy Fund Charges Are Allocated

Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole numbers (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your policy fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charge


The surrender charge is the difference between the amount in Your policy fund and Your policy's cash surrender value for the surrender charge period (this period of time is the earlier of 15 policy years or attained age 95). It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender or lapse in their early years. It is a contingent load because You pay it only if You surrender Your policy (or let it lapse) during the surrender charge period. The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the surrender charges, We will cover them with other funds. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt. The cash surrender value is the policy fund minus the surrender charge. See "Surrendering Your Policy" on page 50.


The first year surrender charge varies by the issue age, sex and class of the insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the surrender charge period (this period of time is the earlier of 15 policy years or attained age
95) and is $0.00 after the surrender charge period expires.


The following table provides some examples of the first year surrender charge. The maximum first year surrender charge for all issue ages, sexes, and classes is $32.81 per $1,000. The $32.81 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 63 or older. Your policy will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the surrender charge period. The table below is only intended to give You an idea of the level of first year surrender charges for a few sample issue ages, sexes and classes.


                      Table of First Year Surrender Charges
                            Per $1,000 of Face Amount

                                                      Surrender Charge
                                                       Per $1,000 of
   Issue Age           Sex              Class           Face Amount


       15              Male          Non-Smoker            $4.24
       15             Female         Non-Smoker            $4.00

       35              Male          Non-Smoker            $9.03
       35              Male            Smoker              $9.76

       55             Female         Non-Smoker            $15.00
       55             Female           Smoker              $17.00

       65              Male            Smoker              $32.81
       65             Female           Smoker              $30.00


A face amount decrease will not reduce the surrender charge. If the face amount is increased, then there will be a new surrender charge and a new surrender charge period for the amount of the increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:

     (a)  The initial face amount set equal to the face amount increase

     (b) The insured's policy age on the policy date equal to the policy age on the date of the face amount increase; and

     (c)  The premium class for the face amount increase.

Suppose You bought Your policy at issue age 35 under a male nonsmoker class with a face amount of $200,000. During the 10th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $300,000. If the face amount increase was determined to be acceptable to Us under the nonsmoker class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

     (a)  face amount of $100,000

     (b) a policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age 45)

     (c)  a premium class of male nonsmoker

The original $200,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above. At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.


Waiver of Surrender Charge Option

You can elect to eliminate Your surrender charge in all years of the surrender charge period. You must select this option at the time of application. Once selected, this option cannot be terminated while the policy is inforce. There is an extra charge for this option as noted in the "FEE TABLE" on page 13. The amount of the charge depends upon the face amount of Your policy. The charge remains in effect for the 15-year surrender charge period. If purchased, the elimination of surrender charges and the cost for this option will be shown on the Schedule of Policy Benefits page of Your policy.


                                   TAX EFFECTS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, We may take appropriate steps to bring the policy into compliance with such requirements and We reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the portfolios supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While We believe that the policies do not give policy owners investment control over assets of the portfolios, We reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the assets supporting the policy.

In addition, the Code requires that the investments of the variable account be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the variable account, through the eligible funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General

We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "modified endowment contract."

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" (MEC), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent Your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment Contracts Policies classified as modified endowment contracts are subject to the following tax rules:

     1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

     2. Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

     3. A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with loans after the 10th policy year are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy

Your investment in the policy is generally Your aggregate premiums. When a distribution is taken from the policy, Your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans

In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, You should consult a tax advisor as to the tax consequences.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Multiple Policies

All modified endowment contracts that are issued by Us (or Our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Continuation of Policy Beyond Age 100

The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the policy in force beyond the insured's 100th year.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

Split-Dollar Arrangements

The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations

Prospective owners should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Our Income Taxes

Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

YOUR RIGHT TO EXAMINE THIS POLICY

For a limited period of time, as specified in Your policy, You have a right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You cancel the policy by sending it to Our Executive Office along with a written cancellation request. Your cancellation request must be postmarked by the latest of the following dates:

     o    10 days after You receive Your policy;

     o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right); or

     o    45 days after You sign Part 1 of the policy application.

If You cancel Your policy, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application.

Insurance coverage ends when You send Your request.

YOUR POLICY CAN LAPSE


Your Advisor Variable Universal Life insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the no lapse guarantee period, coverage continues if Your paid premiums (less loans and withdrawals) exceed the schedule of required no lapse guarantee premiums. If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun. If You are in the no lapse guarantee period, this will tell You the amount of premium payment that is needed to satisfy the minimum requirement for two months. If You are not within the no lapse guarantee period, this notice will tell You the amount of premium payment that is needed to pay Your monthly deductions for two policy months.


If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your policy has ended without value.

If the insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

YOU MAY REINSTATE YOUR POLICY

You may reinstate the policy within five years after it lapses if You did not surrender the policy for its net cash surrender value. To reinstate the policy, You must:

     o    complete an application for reinstatement,

     o provide satisfactory evidence of insurability for the person who is to be insured,

     o pay enough premium to cover all overdue monthly deductions including the premium tax on those deductions,

     o increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charge,

     o    cover the next two months' deductions, and

     o    pay or restore any policy debt.

The policy date of the reinstated policy will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will not be reinstated.

POLICY PERIODS AND ANNIVERSARIES


We measure policy years, policy months, and policy anniversaries from the policy date shown on Your Schedule of Policy Benefits. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See "Limits On Our Right To Challenge The Policy" on page 64.


MATURITY DATE

The maturity date is the first policy anniversary after the insured's 100th birthday. The policy ends on that date if the insured is still alive and the maturity benefit is paid.

If the insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied.

     (a)  The policy can not be in the grace period;

     (b) All of the policy fund must be transferred to either the General Account or the Money Market Investment Division;

     (c)  The death benefit option must be elected as option 1.


(See "Extended Maturity Option" on page 36 for further details about this option).


If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date.

WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

CHANGING THE SEPARATE ACCOUNT

We have the right to modify how We operate Our Separate Account. We have the right to:


     o add investment divisions to, or remove investment divisions from, Our Separate Account;

     o    combine two or more divisions within Our Separate Account;

     o withdraw assets relating to Advisor Variable Universal Life from one investment division and put them into another;

     o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A;

     o register or end the registration of Our Separate Account under the Investment Company Act of 1940;

     o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

     o disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

     o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.


If automatic allocations (such as premiums automatically deducted from your paycheck or bank account, or dollar cost averaging or automatic rebalancing) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the money market investment division.


LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the insured person is not actually covered by the policy under Our rules. There are limits on how and when We can challenge the policy:

     o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)

     o We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured's lifetime.

     o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.

If the insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.

If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the policy was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the policy debt minus any partial withdrawals of net cash surrender value. If the insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments

In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods

Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $1,000 and periodic payments are at least $20.

You have the following payment options:

     1. Interest Payments: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

     2.  Installment Options: There are two ways that We pay installments:
         (a) Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.
         (b) Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

     (3) Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 5 ways to receive the income. We will guarantee payments for:

           1)  at least 5 years (called "5 Years Certain");
           2)  at least 10 years (called "10 Years Certain");
           3)  at least 15 years (called "15 Years Certain");
           4)  at least 20 years (called "20 Years Certain");
           5) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

     (4) Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit and installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

     o    rules on the minimum amount We will pay under an option,

     o    minimum amounts for installment payments,

     o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

     o the naming of people who are entitled to receive payment and their successors, and

     o    the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "Your Beneficiary" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.

YOUR BENEFICIARY

You name Your beneficiary in Your policy application. The beneficiary is entitled to the death benefits of the policy. You may change the beneficiary during the insured's lifetime by writing to Our Executive Office. If no beneficiary is living when the insured dies, We will pay the death benefit to the owner's estate.

ASSIGNING YOUR POLICY

You may assign Your rights to this policy. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

WHEN WE PAY PROCEEDS FROM THIS POLICY

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

     1.   We contest the policy.

     2. We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

     3.   The SEC permits Us to delay payment to protect Our policy owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premiums on policies with Us.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" or block Your policy fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your policy to the government agencies and departments.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

     o    to elect the funds' Boards of Directors,

     o    to ratify the selection of independent auditors for the funds, and

     o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

DISTRIBUTION OF THE POLICIES

The policy will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Sammons Securities Company, LLC or broker-dealers who have entered into written sales agreements with Sammons Securities Company. Sammons Securities Company, the principal underwriter of the policies, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent-company of Midland National Life. The mailing address for Sammons Securities Company is:

                         Sammons Securities Company, LLC
                                 4261 Park Road
                               Ann Arbor, MI 48103


During the first policy year, We will pay agents a commission of up to 90% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 4.5% of premiums paid. After the 15th policy year, We pay no commission for premium payments. We may also pay additional commissions calculated as a percentage of Your policy fund value at specified times (e.g. at the end of the fifth policy year). In addition, certain persistency and production bonuses may be paid.


We may sell Our policies through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 that enter into selling agreements with Us. The commission for broker-dealers will be no more than that described above.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production or promotional literature and similar services.

We intend to recoup commissions and other sales expenses, primarily, but not exclusively through:

     o    the surrender charge;

     o    the mortality and expense charge;

     o    the cost of insurance charge;

     o    revenues, if any, received from the funds or their managers; and

     o investment earnings on amounts allocated under policies to the General Account.

Commissions paid on the policies, including other incentives or payments, are not charged to the policy owners or the Separate Account.


We incur various sales and promotional expenses in selling Advisor Variable Universal Life. These include commissions, the cost of preparing sales literature, promotional activities and other distribution expenses. We also incur expenses for underwriting, printing policy forms and prospectuses, and entering information in Our records.


We pay commissions for substandard risk and rider premiums based on Our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them or the Separate Account.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.


                                  ILLUSTRATIONS

Following are a series of tables that illustrate how the policy funds, cash surrender values, and death benefits of a policy change with the investment performance of the funds. The tables show how the policy funds, cash surrender values, and death benefits of the policy issued to an insured of a given age and given premium would vary over time if the return on the assets held in each portfolio of the funds were a constant gross, after tax annual rate of 0%, 6%, or 12%. The tables on pages 61 through 63 illustrate a policy issued to a male, age 40, under a standard non-smoker underwriting risk classification. The policy funds, cash surrender values, and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years.

The amount of the policy fund exceeds the cash surrender value during the surrender charge period due to the surrender charge. For policy years sixteen and after, the policy fund and cash surrender value are equal, since the surrender charge has reduced to zero.

The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the policy funds and the fourth and seventh column illustrate the cash surrender values of the policy over the designated period. The policy funds shown in the third column and the cash surrender values shown in the fourth column assume the monthly charge for the cost of insurance is based upon the current cost of insurance rates. The policy funds shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly charge for cost of insurance is based upon the cost of insurance rates that We guarantee. The maximum monthly charge for cost of insurance rates allowable under the policy is based on the Commissioner's 1980 Standard Ordinary Mortality Table. The fifth and eighth columns illustrate the death benefit of the policy over the designated period. The illustrations of the death benefits reflect the same assumptions as the policy fund and cash surrender values. The amounts shown for the death benefit, policy funds, and cash surrender values reflect the fact that the net investment return of the divisions of Our separate Account is lower then the gross, after-tax return on the assets in the funds, as a result of expenses paid by the funds and charges levied against the divisions of Our Separate Account. The illustrations also reflect the $10.00 per month expense charge as well as current and guaranteed cost of insurance charges.

The policy funds shown assume daily investment advisory fees and operating expenses equivalent to an annual rate of x.xx% of the aggregate average daily net assets of the Portfolios of the funds (the average rate of the Portfolios for the period ending December 31, 2003). The actual fees and expenses associated with the policy may be more or less than x.xx% and will depend on how allocations are made to each investment division. The policy funds also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks and administrative charges which is equivalent to a charge at an annual rate of 1.40% of the average net assets of the divisions of Separate Account A. We intend to reduce this to 0.25% after the 20th policy year. This reduction is not guaranteed. After reductions for the mortality and expense risk charge and average portfolio expenses, the assumed gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of x.xx%, x.xx% and x.xx% respectively x.xx%, x.xx%, and x.xx%, after year 20 on a current basis).

The approximate net annual rates do not include premium charges, cost of insurance charges, surrender charges, expense charges nor any charges for additional benefits.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland National is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the policy funds, cash surrenders values, and death benefits illustrated.

The tables illustrate the policy funds that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policy owner varied the amount or frequency of premium payments. The tables also assume that the policy owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no policy loans have been taken, and that no transfers have been made and no transfer charges imposed.

              MIDLAND NATIONAL LIFE INSURANCE COMPANY - ADVISOR VUL
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                          ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                            ANNUAL RATE OF RETURN: 0%
$200,000 INITIAL SPECIFIED AMOUNT                        ASSUMED ANNUAL PREMIUM(1): $1,938

                              Assuming Current Costs                           Assuming Guaranteed Costs
                       Premiums                      Cash                                    Cash
              Accumulated at 5%       Policy     Surrender       Death        Policy     Surrender      Death
End of Year   Interest Per Year         Fund         Value      Benefit         Fund         Value     Benefit
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    25
    30
    35
    40
    45
    50
    55

1. ASSUMES A $1,938 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              MIDLAND NATIONAL LIFE INSURANCE COMPANY - ADVISOR VUL
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                          ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                            ANNUAL RATE OF RETURN: 6%
$200,000 INITIAL SPECIFIED AMOUNT                        ASSUMED ANNUAL PREMIUM(1): $1,938

                              Assuming Current Costs                           Assuming Guaranteed Costs
                       Premiums                    Cash                                 Cash
              Accumulated at 5%     Policy    Surrender       Death      Policy     Surrender      Death
End of Year   Interest Per Year       Fund        Value     Benefit        Fund         Value    Benefit
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    25
    30
    35
    40
    45
    50
    55
    60

1. ASSUMES A $1,938 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              MIDLAND NATIONAL LIFE INSURANCE COMPANY - ADVISOR VUL
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION 1                                          ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40                           ANNUAL RATE OF RETURN: 12%
$200,000 INITIAL SPECIFIED AMOUNT                        ASSUMED ANNUAL PREMIUM(1): $1,938

                              Assuming Current Costs                           Assuming Guaranteed Costs
                      Premiums                   Cash                                Cash
             Accumulated at 5%    Policy    Surrender         Death    Policy    Surrender    Death
End of Year  Interest Per Year      Fund        Value       Benefit      Fund        Value  Benefit
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    25
    30
    35
    40
    45
    50
    55
    60

1. ASSUMES A $1,938 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   DEFINITIONS

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the insured person on his/her last birthday preceding the policy date.

Attained Age means the age of the insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy's death benefit is paid when the insured dies.

Business Day means any day the New York Stock Exchange is open.


Cash Surrender Value means the policy fund on the date of surrender, less any surrender charge.


Death Benefit means the amount payable under Your policy when the insured person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the insured person is insurable and meets Our underwriting standards.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in specified amount, or other such action regarding Your policy. The address is:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193


Full Loan Value means the net cash surrender value minus any loan interest that will accrue till the next policy anniversary.


Funds mean the investment companies, commonly called mutual funds, that are available for investment by Separate Account A on the policy date or as later changed by Us.

In Force means the insured person's life remains insured under the terms of the policy.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Modified Endowment Contract ("MEC") is a policy where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy debt.

Net Premium means the premium paid less any percentage premium expenses.

No Lapse Guarantee Period: The amount of time this policy is guaranteed to remain in force if the sum of the premiums paid, less any policy debt and withdrawals, is equal to or greater than the no lapse minimum premium requirement.

Policy Anniversary: The same month and day of the policy date in each year following the policy date.

Policy Date means the date insurance coverage is effective and from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest that has accrued but has not been paid as of that date.

Policy Fund means the sum of monies in Our Separate Account A attributable to Your in force policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an in force policy.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.

Surrender Charge means a charge made only upon surrender of the policy.


                         ADVISOR VARIABLE UNIVERSAL LIFE


The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including additional information about distribution expenses, commissions, and compensation. A free copy of the SAI can be obtained by calling 800-272-1642 or by contacting Your registered representative.

Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                  800-272-1642

Information about Midland National Life Insurance Company can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about Midland National Life Insurance Company are also available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102

SEC File No. 811-05271

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                         ADVISOR VARIABLE UNIVERSAL LIFE

                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
             (through the Midland National Life Separate Account A)


This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advisor Variable Universal Life Insurance Policy ("policy") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2004, by calling or writing to Us at:


                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                  800-272-1642

Terms used in the current prospectus for the policy are incorporated in this statement.

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                   AND SHOULD BE READ ONLY IN CONJUNCTION WITH
                         THE PROSPECTUS FOR THIS POLICY.

                                Dated May 1, 2004

                                Table of Contents


THE POLICY........................................................................................................4

   Policyowner....................................................................................................4
   Death Benefit..................................................................................................4
   Payment Options................................................................................................8
   Premium Limitations............................................................................................8
ABOUT US..........................................................................................................9

   Midland National Life Insurance Company........................................................................9
   Our Separate Account A.........................................................................................9
   Our Reports To Policyowners....................................................................................9
   Dividends.....................................................................................................10
   Distribution Of The Policies..................................................................................10
   Regulation....................................................................................................11
   Discount For Employees Of Sammons Enterprises, Inc............................................................11
   Legal Matters.................................................................................................11
   Financial Matters.............................................................................................11
   Additional Information........................................................................................11

PERFORMANCE......................................................................................................11

   Historical Annualized Returns.................................................................................12
   Historical Cumulative Returns.................................................................................13

ILLUSTRATIONS....................................................................................................14


FINANCIAL STATEMENTS.............................................................................................14

                                   THE POLICY

The entire contract is made up of the policy, including any supplemental benefit, schedules, the signed written application for the policy, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the policy unless it is contained in a written application that is made part of the policy by attachment or insertion.

Policyowner

The policyowner is the insured unless another individual has been named in the application. As policyowner, You are entitled to exercise all rights under Your policy while the insured is alive. Without any beneficiary consent You can:

     1.   Transfer ownership of Your policy by absolute assignment;

     2.   Designate, change or revoke a contingent owner; or

     3.   Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

     1.   Change the irrevocable beneficiary during the insured's lifetime;

     2. Receive any benefit, exercise any right, and use any privilege granted by Your policy allowed by Us; or

     3.   Agree with Us to any change or amendment of Your policy.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

Death Benefit


We pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your policy. The guideline minimum death benefit is the minimum death benefit Your policy must have to qualify as life insurance under section 7702 of the Internal Revenue Code. The policy has two death benefit qualification tests - the cash value accumulation test and the guideline minimum premium test. You must choose a test on Your application and, once chosen, You can never change Your test. These tests determine the guideline minimum death benefit.

If You do not want limits (subject to Company minimums and maximums and the policy becoming a Modified Endowment Contract), on the amount of premium You can pay into the policy, the cash value accumulation test is usually the best choice. Under the cash value test, the minimum death benefit is the accumulation value of Your policy (Your policy fund) divided by a net single premium factor
(NSP). The NSP for each attained age, sex and premium class is shown in the table of Net Single Premium Factors below. The minimum death benefit will be Your policy fund on the day the insured person dies divided by the NSP for his or her premium class, sex and attained age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured's person's death and premium class is the class that was used for the most recent cost of insurance charge deduction.



                                           Table of Net Single Premium Factors
                   Male - Net Single Premium Factor                       Female - Net Single Premium Factor
Policy     Preferred Plus; Preferred;   Preferred Smoker and       Preferred Plus; Preferred;   Preferred Smoker and
   Age           and Non-Smoker                Smoker                    and Non-Smoker                Smoker

    0               0.080785                    N/A                         0.069438                     N/A
    1               0.081549                    N/A                         0.070430                     N/A
    2               0.083846                    N/A                         0.072452                     N/A
    3               0.086276                    N/A                         0.074594                     N/A
    4               0.088824                    N/A                         0.076842                     N/A
    5               0.091514                    N/A                         0.079191                     N/A
    6               0.094360                    N/A                         0.081655                     N/A
    7               0.097368                    N/A                         0.084238                     N/A
    8               0.100546                    N/A                         0.086946                     N/A
    9               0.103881                    N/A                         0.089772                     N/A
   10               0.107361                    N/A                         0.092724                     N/A
   11               0.110974                    N/A                         0.095804                     N/A
   12               0.114679                    N/A                         0.098992                     N/A
   13               0.118437                    N/A                         0.102282                     N/A
   14               0.122214                    N/A                         0.105669                     N/A
   15               0.125994                  0.155619                      0.109149                  0.124093
   16               0.129824                  0.160331                      0.112735                  0.128201
   17               0.133705                  0.165069                      0.116431                  0.132433
   18               0.137668                  0.169887                      0.120251                  0.136794
   19               0.141744                  0.174815                      0.124202                  0.141290
   20               0.145954                  0.179892                      0.128287                  0.145946
   21               0.150331                  0.185151                      0.132522                  0.150767
   22               0.154909                  0.190633                      0.136914                  0.155769
   23               0.159703                  0.196381                      0.141477                  0.160952
   24               0.164732                  0.202405                      0.146210                  0.166323
   25               0.170003                  0.208733                      0.151120                  0.171891
   26               0.175537                  0.215385                      0.156215                  0.177663
   27               0.181326                  0.222350                      0.161493                  0.183632
   28               0.187372                  0.229624                      0.166972                  0.189815
   29               0.193677                  0.237204                      0.172651                  0.196214
   30               0.200244                  0.245081                      0.178531                  0.202828
   31               0.207075                  0.253251                      0.184628                  0.209661
   32               0.214166                  0.261713                      0.190944                  0.216731
   33               0.221519                  0.270465                      0.197488                  0.224039
   34               0.229130                  0.279500                      0.204262                  0.231582
   35               0.237004                  0.288816                      0.211268                  0.239362
   36               0.245143                  0.298406                      0.218509                  0.247384
   37               0.253555                  0.308264                      0.225971                  0.255613
   38               0.262227                  0.318371                      0.233650                  0.264039
   39               0.271166                  0.328721                      0.241548                  0.272650
   40               0.280378                  0.339304                      0.249670                  0.281444
   41               0.289856                  0.350104                      0.258003                  0.290397
   42               0.299607                  0.361117                      0.266553                  0.299506
   43               0.309638                  0.372337                      0.275331                  0.308784
   44               0.319951                  0.383757                      0.284351                  0.318245
   45               0.330551                  0.395367                      0.293627                  0.327902
   46               0.341432                  0.407168                      0.303157                  0.337758
   47               0.352600                  0.419172                      0.312950                  0.347820
   48               0.364061                  0.431372                      0.323009                  0.358100
   49               0.375816                  0.443765                      0.333341                  0.368595
   50               0.387865                  0.456342                      0.343944                  0.379296
   51               0.400201                  0.469088                      0.354815                  0.390205
   52               0.412810                  0.481973                      0.365954                  0.401323
   53               0.425674                  0.494963                      0.377347                  0.412627
   54               0.438772                  0.508021                      0.388990                  0.424104
   55               0.452093                  0.521125                      0.400898                  0.435770
   56               0.465621                  0.534268                      0.413075                  0.447639
   57               0.479349                  0.547452                      0.425544                  0.459742
   58               0.493283                  0.560680                      0.438338                  0.472128
   59               0.507408                  0.573962                      0.451484                  0.484834
   60               0.521702                  0.587291                      0.464976                  0.497869
   61               0.536141                  0.600633                      0.478798                  0.511207
   62               0.550704                  0.613938                      0.492907                  0.524788
   63               0.565342                  0.627150                      0.507246                  0.538521
   64               0.580012                  0.640216                      0.521747                  0.552324
   65               0.594683                  0.653101                      0.536385                  0.566164
   66               0.609336                  0.665806                      0.551157                  0.580050
   67               0.623962                  0.678347                      0.566088                  0.594019
   68               0.638564                  0.690757                      0.581217                  0.608154
   69               0.653134                  0.703057                      0.596580                  0.622506
   70               0.667643                  0.715231                      0.612167                  0.637083
   71               0.682038                  0.727242                      0.627929                  0.651827
   72               0.696248                  0.739024                      0.643775                  0.666602
   73               0.710178                  0.750487                      0.659590                  0.681277
   74               0.723746                  0.761566                      0.675259                  0.695728
   75               0.736913                  0.772197                      0.690706                  0.709874
   76               0.749681                  0.782357                      0.705888                  0.723691
   77               0.762076                  0.792098                      0.720809                  0.737199
   78               0.774147                  0.801504                      0.735494                  0.750452
   79               0.785943                  0.810657                      0.749958                  0.763492
   80               0.797472                  0.819591                      0.764186                  0.776324
   81               0.808701                  0.828291                      0.778118                  0.788904
   82               0.819567                  0.836703                      0.791670                  0.801164
   83               0.829977                  0.844741                      0.804736                  0.813020
   84               0.839857                  0.852348                      0.817247                  0.824337
   85               0.849183                  0.859533                      0.829176                  0.835106
   86               0.857985                  0.866371                      0.840540                  0.845362
   87               0.866329                  0.872996                      0.851390                  0.855171
   88               0.874324                  0.879482                      0.861800                  0.864643
   89               0.882113                  0.885892                      0.871870                  0.873900
   90               0.889848                  0.892415                      0.881718                  0.883112
   91               0.897704                  0.899282                      0.891502                  0.892348
   92               0.905899                  0.906776                      0.901406                  0.901815
   93               0.914706                  0.915128                      0.911649                  0.911762
   94               0.924394                  0.924512                      0.922462                  0.922462
   95               0.935109                  0.935109                      0.934014                  0.934014
   96               0.946805                  0.946805                      0.946278                  0.946278
   97               0.959089                  0.959089                      0.958893                  0.958893
   98               0.971031                  0.971031                      0.970986                  0.970986
   99               0.980644                  0.980644                      0.980644                  0.980644
100 and
  above             1.000000                  1.000000                      1.000000                  1.000000

For example, assume the insured person is a male, preferred non-smoker with an attained age of 55 years and a face amount of $100,000. The NSP for this insured person is 0.452093. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $45,209.30, the NSP factor applies and the minimum death benefit will be greater than $100,000 (since $45,209.30 divided by 0.452093 equals $100,000). In this case we divided the policy fund by 0.452093 and if the policy fund were $70,000, the minimum death benefit would be $70,000 divided by 0.452093 = $154,836.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old male in the preferred non-smoker class had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be the greater of $300,000 or the policy fund divided by 0.452093 (which is $442,387) - thus, in this example the death benefit to be paid in the event of an insured's death would be $442,387.

The guideline premium test will usually result in a lower minimum death benefit than the cash value accumulation test. Your choice depends on the premiums You want to pay. THE GUIDELINE PREMIUM TEST IS THE DEFAULT TEST FOR YOUR POLICY, AND HISTORICALLY HAS BEEN THE MORE POPULAR CHOICE. Under the guideline premium test, the guideline minimum death benefit is the accumulation value of Your policy (Your policy fund) times a death benefit percentage. The death benefit percentage varies by the attained age of the insured(s) at the start of the policy year and declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                                   Table of Corridor Percentages
                                        Based on Policy Fund
 If the Insured       The Death Benefit Will Be At     If the Insured     The Death Benefit Will Be At Least
  Person's Age       Least Equal To This Percent Of     Person's Age         Equal To This Percent Of The
     Is This                The Policy Fund                Is This                   Policy Fund
      0-40                        250%                       60                          130%
       41                         243%                       61                          128%
       42                         236%                       62                          126%
       43                         229%                       63                          124%
       44                         222%                       64                          122%
       45                         215%                       65                          120%
       46                         209%                       66                          119%
       47                         203%                       67                          118%
       48                         197%                       68                          117%
       49                         191%                       69                          116%
       50                         185%                       70                          115%
       51                         178%                       71                          113%
       52                         171%                       72                          111%
       53                         164%                       73                          109%
       54                         157%                       74                          107%
       55                         150%                      75-90                        105%
       56                         146%                       91                          104%
       57                         142%                       92                          103%
       58                         138%                       93                          102%
       59                         134%                       94                          101%
                                                            95-99                        100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

Payment Options

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Premium Limitations

Federal law limits the premiums that can be paid if this policy is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a policy change is executed that causes this policy to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this policy in force.

                                    ABOUT US

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company. Midland was organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name "Midland National Life Insurance Company" was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Separate Account A

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any liabilities of Midland National's other assets and Midland National is obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.

Our Reports To Policyowners

Shortly after the end of the third, sixth, ninth, and twelfth policy months, We will send You reports that show:

     o    the current death benefit for Your policy,

     o    Your policy fund,

     o    information about investment divisions,

     o    the cash surrender value of Your policy,

     o    the amount of Your outstanding policy loans,

     o    the amount of any interest that You owe on the loan, and

     o    information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds, including a list of the investments held by each portfolio.

Dividends

We do not pay any dividends on these policies.

Distribution Of The Policies

Sammons Securities Company, LLC is responsible for distributing the policies pursuant to a distribution agreement with Us. Sammons Securities Company serves as principal underwriter for the policies. Sammons Securities Company is an indirect, wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, which is the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

We offer the policies to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, as well as other incentives or payments, are not charged directly to the policy owners or the Separate Account. Sammons Securities Company may offer the policies through its sales representatives. Sammons Securities Company also may enter into selling agreements with other broker-dealers and compensate these broker-dealers for their services. Sammons Securities Company may pay additional compensation to broker-dealers based on the level of policy sales or premium payments.


Sammons Securities Company received sales compensation with respect to the policies in the following amounts during the years indicated:


--------------------- -------------------------------------------- ---------------------------------------------------
                                                                   Aggregate Amount of Commissions Retained by
                      Aggregate Amount of Commissions Paid to      Sammons Securities Company After Payments to its
Fiscal year           Sammons Securities Company*                  Registered Persons and Other Broker-Dealers
--------------------- -------------------------------------------- ---------------------------------------------------

2003                  0                                            $0

--------------------- -------------------------------------------- ---------------------------------------------------

* Includes sales compensation paid to registered persons of Sammons Securities Company.

Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain possessions and territories.

Regulation

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations.

Discount For Employees Of Sammons Enterprises, Inc.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Midland National Life will be paid into the employee's policy during the first year. All other policy provisions will apply.

Legal Matters

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to the federal securities laws. We are not currently involved in any material legal proceedings.

Financial Matters

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this prospectus and the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this prospectus and in the registration statement. The address for PricewaterhouseCoopers LLP is IBM Park Building, Suite 1300, 650 Third Avenue South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

Additional Information

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this prospectus with the Securities and Exchange Commission. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance. Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the 1.40% mortality and expense risk charge. The quotations will not reflect deductions from premiums (any per premium expense charge), the monthly deduction from the policy fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect policy benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Historical Annualized Returns

As of December 31, 2002.

              Investment Division                        Date of      1-Year      5-Year     Life of
                                                        Inception                              Fund
-------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                          1/9/1989
-------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                1/25/1995
-------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio                   5/3/1993
-------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio            9/21/1988
-------------------------------------------------------------------------------------------------------
American Century  VP Value                               5/1/1996
-------------------------------------------------------------------------------------------------------
American Century VP Balanced                             5/1/1991
-------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation                11/20/1987
-------------------------------------------------------------------------------------------------------
American Century VP Income & Growth                     10/30/1997
-------------------------------------------------------------------------------------------------------
American Century VP International                        5/1/1994
-------------------------------------------------------------------------------------------------------
FI  VIP Mid Cap Portfolio                               12/28/1998
-------------------------------------------------------------------------------------------------------
INVESCO  VIF - Financial Services Fund                   9/21/1999
-------------------------------------------------------------------------------------------------------
INVESCO  VIF - Health Sciences Fund                      5/22/1997
-------------------------------------------------------------------------------------------------------
Lord Abbett Growth & Income                             12/11/1989
-------------------------------------------------------------------------------------------------------
Lord Abbett International                                9/15/1999
-------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                                9/15/1999
-------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                           7/24/1995
-------------------------------------------------------------------------------------------------------
MFS VIT Investors Trust Series                           10/9/1995
-------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series                             5/1/1998
-------------------------------------------------------------------------------------------------------
MFS VIT Research Series                                  7/26/1995
-------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                       9/1/1989
-------------------------------------------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                      1/3/1995
-------------------------------------------------------------------------------------------------------
VIP Assett Manager Portfolio                             9/6/1989
-------------------------------------------------------------------------------------------------------
VIP Balanced Portfolio                                   1/3/1995
-------------------------------------------------------------------------------------------------------
VIP Contrafund Portfolio                                 1/3/1995
-------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                              10/9/1986
-------------------------------------------------------------------------------------------------------
VIP Growth & Income                                     12/31/1996
-------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                       1/3/1995
-------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                     10/9/1986
-------------------------------------------------------------------------------------------------------
VIP High Income Portfolio                                9/19/1985
-------------------------------------------------------------------------------------------------------
VIP Index 500 Portfolio                                  8/27/1992
-------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                      12/5/1988
-------------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                               4/1/1982
-------------------------------------------------------------------------------------------------------
VIP Overseas Portfolio                                   1/28/1987
-------------------------------------------------------------------------------------------------------


Historical Cumulative Returns

As of December 31, 2002.

              Investment Division                  Date of      1-Year      5-Year     Life of
                                                  Inception                              Fund
--------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                   1/9/1989
--------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio         1/25/1995
--------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio            5/3/1993
--------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio     9/21/1988
--------------------------------------------------------------------------------------------------
American Century  VP Value                        5/1/1996
--------------------------------------------------------------------------------------------------
American Century VP Balanced                      5/1/1991
--------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation         11/20/1987
--------------------------------------------------------------------------------------------------
American Century VP Income & Growth              10/30/1997
--------------------------------------------------------------------------------------------------
American Century VP International                 5/1/1994
--------------------------------------------------------------------------------------------------
FI  VIP Mid Cap Portfolio                        12/28/1998
--------------------------------------------------------------------------------------------------
INVESCO  VIF - Financial Services Fund            9/21/1999
--------------------------------------------------------------------------------------------------
INVESCO  VIF - Health Sciences Fund               5/22/1997
--------------------------------------------------------------------------------------------------
Lord Abbett Growth & Income                      12/11/1989
--------------------------------------------------------------------------------------------------
Lord Abbett International                         9/15/1999
--------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                         9/15/1999
--------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                    7/24/1995
--------------------------------------------------------------------------------------------------
MFS VIT Investors Trust Series                    10/9/1995
--------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series                      5/1/1998
--------------------------------------------------------------------------------------------------
MFS VIT Research Series                           7/26/1995
--------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                9/1/1989
--------------------------------------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio               1/3/1995
--------------------------------------------------------------------------------------------------
VIP Assett Manager Portfolio                      9/6/1989
--------------------------------------------------------------------------------------------------
VIP Balanced Portfolio                            1/3/1995
--------------------------------------------------------------------------------------------------
VIP Contrafund Portfolio                          1/3/1995
--------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                       10/9/1986
--------------------------------------------------------------------------------------------------
VIP Growth & Income                              12/31/1996
--------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                1/3/1995
--------------------------------------------------------------------------------------------------
VIP Growth Portfolio                              10/9/1986
--------------------------------------------------------------------------------------------------
VIP High Income Portfolio                         9/19/1985
--------------------------------------------------------------------------------------------------
VIP Index 500 Portfolio                           8/27/1992
--------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio               12/5/1988
--------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                        4/1/1982
--------------------------------------------------------------------------------------------------
VIP Overseas Portfolio                            1/28/1987
--------------------------------------------------------------------------------------------------


                                  ILLUSTRATIONS

Midland may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the policy fund and the surrender charge. The illustrations do not indicate what policy benefits will be in the future.

                              FINANCIAL STATEMENTS


The financial statements of Midland National Life Insurance Company included in this Statement of Additional Information should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the policies. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

                                     PART C

                                OTHER INFORMATION

Item 27. Exhibits

         (a)  Board of Directors Resolutions.

              Resolution of the Board of Directors of Midland National Life establishing the Separate Account A. (3)

         (b)  Custodian Agreements.  Not Applicable

         (c)  Underwriting Contracts.

              (1)  Form of Principal Underwriting Agreement.   (10)

              (2)  Form of Selling Agreement.   (10)

              (3)  Form of Commission schedule.   (10)

         (d)  Contracts.

              Form of Policy.   (12)

         (e)  Applications.

              Application Form. (6)

         (f)  Depositor's Certificate of Incorporation and By-Laws.

              (1)  Articles of Incorporation of Midland National Life.    (3)

              (2)  By-Laws of Midland National Life.   (3)

         (g)  Reinsurance Contracts.

              Form of Reinsurance Contract (10)

         (h)  Participation Agreements.

              1. (a) Form of Participation Agreements between Midland National
                     Life Insurance Company and Fidelity Distributors Corporation/Variable Insurance Products Fund, and Variable
                     Products Fund II.   (2)

                (b) Amendments to Participation Agreements for Fidelity
                    Distributors Corporation/Variable Insurance Products Fund,
                    and Variable Products Fund II.   (2)

                (c) Form of Participation Agreement between Midland National
                    Life Insurance Company and Fidelity Distributors
                    Corporation/Variable Insurance Products Fund III.   (3)

                (d) Form of Participation Agreement between Midland National
                    Life Insurance Company and American Century Investment
                    Services, Inc.   (2)

                (e) Form of Participation Agreement between Midland National
                    Life Insurance Company and Lord Abbett Series Funds, Inc.(4)

                (f) Amendments to Participation Agreement for Lord Abbett
                    Series Funds, Inc. (5)

                (g) Form of Participation Agreement between Midland National
                    Life Insurance Company and Massachusetts Financial Variable
                    Insurance Trusts.    (4)

                (h) Form of Participation Agreement between Midland National
                    Life Insurance Company and Fred Alger Management, Inc.  (8)

                (i) Amendments to Participation Agreement for Fidelity
                    Distributors Corporation/Variable Insurance Products Fund III. (8)

                (j) Form of Participation Agreement between Midland National
                    Life Insurance Company and INVESCO Variable Investment Funds, Inc. (9)

                (k) Form of Participation Agreement between Midland National
                    Life Insurance Company and Van Eck Global Worldwide Insurance Trust (9)

                (l) Form of Participation Agreement between Midland National
                    Life Insurance Company and Pacific Investment Management Company LLC (10)

         (i)  Administrative Contracts. Not Applicable.

         (j)  Other Material Contracts.  Not Applicable.

         (k)  Legal Opinion.

              Opinion and Consent of Stephen P. Horvat, Jr. (12)

         (l)  Actuarial Opinion

              Opinion of Timothy A. Reuer   (12)

         (m)  Other Opinions.

              (1) Consent of Sutherland Asbill & Brennan LLP (12)
              (2) Consent of PricewaterhouseCoopers  LLP (12)

         (n)  Power of Attorney (11)

         (o)  Omitted Financial Statements.  Not Applicable.

         (p)  Initial Capital Agreements.  Not Applicable.

         (q) Redeemability Exemption. Memorandum describing Midland National Life's issuance, transfer and redemption procedures for the Policy.  (12)
----------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 4 on April 30, 1990 for Form S-6 File No. 33-16354.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 filed on April 23, 1997 (File No. 333-1401).

(3) Incorporated herein by reference to Post Effective Amendment No. 1 for Form S-6 on April 28, 1998 (File No. 333-14061).

(4) Incorporated herein by reference to Post Effective Amendment No. 3 for Form S-6 on April 29, 1999 (File No. 333-14061) .

(5) Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form S-6 on August 31, 1999 (File No. 333-80975) .

(6) Incorporated herein by reference to Post-Effective Amendment No. 4 for Form S-6 on February 17, 2000 (File No. 333-14061).

(7) Incorporated herein by reference to Post-Effective Amendment No. 5 for Form S-6 on April 28, 2000 (File No. 333-14061).

(8) Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File No. 333-14061).

(9) Incorporated herein by reference to Post-Effective Amendment No. 1 on April 22, 2002 for Form N-4 (File 333-71800).

(10) Incorporated herein by reference to Post-Effective Amendment No. 11 on April 29, 2003 for Form N-6 (File 33-14061)

(11)   Filed herewith

(12)   To be filed by amendment


Item 28. Directors and Officers of the Depositor

Name and Principal
Business Address*                Position and Offices with Depositor

John J. Craig, II........  President and Chief Operating Officer
Steven C. Palmitier......  Senior Vice President and Chief Marketing Officer
Stephen P. Horvat, Jr***.  Senior Vice President, Secretary and General
                           Counsel

Donald J. Iverson........  Senior Vice President and Corporate Actuary
Robert W. Korba..........  Member of the Board of Directors
Jon P. Newsome**.........  Executive Vice President, Annuity Division
Thomas M. Meyer..........  Senior Vice President and Chief Financial Officer
Gary J. Gaspar***........  Senior Vice President and Chief Information
                           Officer

Gary W. Helder...........  Executive Vice President, Policy Administration
Robert W. Buchanan.......  Vice President, Underwriting and New Business
Timothy A. Reuer.........  Vice President, Product Development
Esfandyar Dinshaw**......  Senior Vice President, Annuity Division
Robert Tekolste**........  Vice President, Annuity Division
Meg J. Taylor***.........  Vice President and Chief Compliance Officer

------------------------------------------------------------------------------

 * Unless noted otherwise, the principal business address for each officer and director is One Midland Plaza, Sioux Falls, SD 57193-9991

** Annuity Division, 4601 Westown Parkway, Suite 300, West Des Moines, IA 50266

*** 525 W. Van Buren, Chicago, IL 60607

Item 29. Persons Controlled by or Under Common Control With the Depositor or ------- Registrant

The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Incorporated. The Registrant is a segregated asset account of Midland. Sammons Enterprises, Incorporated is owned by The Charles A. Sammons 1987 Charitable Remainder Trust Number Two. Other direct or indirect subsidiaries of Sammons Enterprises, Incorporated are:

  --------------------------------------------------------- ------------------------- ------------------------
                                                                                        Percent Of Voting
  Name                                                            Jurisdiction           Securities Owned
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Communications, Inc.                                      Delaware                   100%
      Sammons Communications of New Jersey, Inc. merged
      into Sammons Communications, Inc. as of 12/31/2002.
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Communication of Pennsylvania, Inc.                       Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Consolidated Investment Services, Inc.                             Nevada                    100%
  --------------------------------------------------------- ------------------------- ------------------------
  Richmond Holding Company, LLC                                     Delaware                    5%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Financial Holdings, Inc.  - changed name to
  Sammons Financial Group, Inc. as of 1/11/2002.
      NACOLAH Holding Corporation merged into Sammons               Delaware                   100%
      Financial Group as of  1/1/2002.
  --------------------------------------------------------- ------------------------- ------------------------
  Midland National Life Insurance Company                             Iowa                     100%
  --------------------------------------------------------- ------------------------- ------------------------
  Institutional Founders Life Insurance Company -                   Illinois                   100%
  voluntary dissolution pending 4/2003
  --------------------------------------------------------- ------------------------- ------------------------
  North American Company for Life & Health Insurance
      NACOLAH Life Insurance Company merged into North
      American Company for Life & Health Insurance as of            Illinois                   100%
      1/1/2002.
  --------------------------------------------------------- ------------------------- ------------------------
  North American Company for Life & Health Insurance of                                        100%
        New York                                                    New York
  --------------------------------------------------------- ------------------------- ------------------------
  CHC Holding, Inc.                                                Wisconsin                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Clarica Life Insurance Company - U.S.                           North Dakota                 100%
  --------------------------------------------------------- ------------------------- ------------------------
  WSLIC Marketing Corp.                                           North Dakota                 100%
  --------------------------------------------------------- ------------------------- ------------------------
  CHC Services, Inc.                                               Wisconsin                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Western States Development Corp.                                North Dakota                 100%
  --------------------------------------------------------- ------------------------- ------------------------
  NACOLAH Ventures, L.L.C.                                          Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Midland Advisors Company - stock sale 5/2001                    South Dakota                  0%
  --------------------------------------------------------- ------------------------- ------------------------
  Parkway Holdings, Inc.                                            Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Parkway Mortgage, Inc.                                            Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  CH Holdings, Inc.                                                 Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Corporation                                                Texas                     100%
  --------------------------------------------------------- ------------------------- ------------------------
  Otter, Inc.                                                       Oklahoma                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Cathedral Hill Hotel, Inc.                                        Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Power Development, Inc.                                   Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Gila Bend Power Partners,  L.L.C.                                 Delaware                    50%
  --------------------------------------------------------- ------------------------- ------------------------
  Mountain Valley Spring Company                                    Arkansas                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Water Lines, Inc.                                                 Arkansas                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Distribution Holdings, Inc.                               Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Vinson Supply Company - changed name to Sammons VSC,              Delaware                   100%
  Inc. 3/19/2001.
  --------------------------------------------------------- ------------------------- ------------------------
  Vinson Supply (UK) LTD.                                        United Kingdom                 50%
  --------------------------------------------------------- ------------------------- ------------------------
  Myron C. Jacobs Supply                                            Oklahoma                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Composite Thread Protectors, Inc. - changed name to             Pennsylvania                 100%
  Sammons CTP, Inc. 3/23/2001.
  --------------------------------------------------------- ------------------------- ------------------------
  Vinson Process Controls Company- changed name to                  Delaware                   100%
  Sammons VPC, Inc. 3/20/2001.
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Distribution, Inc.                                        Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Briggs-Weaver, Inc. - changed name to Sammons BW, Inc.
  3/15/2001.
      B-W Mex Services, Inc. merged into Sammons BW, Inc.           Delaware                   100%
      12/31/02.
  --------------------------------------------------------- ------------------------- ------------------------
  TMIS, Inc.                                                         Texas                     100%
  --------------------------------------------------------- ------------------------- ------------------------
  B-W Mex, Inc.                                                     Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Abastecedora de Services Industriales y Productos S.A.
  de C.V.  (ASPI)
      Personal Para Services Integrados de Mexico S.A.
      (Personal)  and
      Especialistas en Systems de Distribucion
      Industrial   S.A. de C.V. (ESDI) and                           Mexico                    100%
      Especialistas en Procuramiento
      Industrial S.A. de C.V. (EPI) all merged into
      Abastecoedora de Services Industrials Productos
      S.A. de C.V. (ASPI) as of 12/31/02.
  --------------------------------------------------------- ------------------------- ------------------------
  Sealing Specialists of Texas, Inc.                                 Texas                     100%
  --------------------------------------------------------- ------------------------- ------------------------
  Briggs ITD Corp.                                                  Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Briggs Equipment Trust                                            Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Briggs Equipment Mexico, Inc.                                     Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Montecargas Yale de Mexico S. A. de C.V. (YALESA)                  Mexico                    100%
  --------------------------------------------------------- ------------------------- ------------------------
  Briggs Equipment S.A. de C.V. (BESA)                               Mexico                    100%
  --------------------------------------------------------- ------------------------- ------------------------
  Briggs Construction Equipment, Inc.                               Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Crestpark LP, Inc.                                                Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Crestpark Holding, Inc.                                           Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Venture Properties, Inc.                                  Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Realty Corporation                                        Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Legacy Venture GP, Inc.                                   Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Legacy Venture LP, Inc.                                   Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Income Properties, Inc.                                   Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Eiger Venture, Inc.                                       Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  GBH Venture Co. , Inc.                                            Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Grand Bahama Hotel Co.                                            Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Jack Tar Grand Bahama Limited                                     Bahamas                    100%
  --------------------------------------------------------- ------------------------- ------------------------
  The Grove Park Inn Resort, Inc.                                   Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Adventure Tours USA, Inc.  - changed name to Sammons
  Tours, Inc. 6-18-01.
      Santo Tours and Travel, Inc. - change their name to           Delaware                   100%
      Sammons Tours of New York 2002.  Merged with
      Sammons Tours, Inc. 12/31/2002.
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Securities, Inc.                                          Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sammons Securities Company, LLC.                                  Delaware                    50%
  --------------------------------------------------------- ------------------------- ------------------------
  Herakles Investments, Inc.                                        Delaware                   100%
  --------------------------------------------------------- ------------------------- ------------------------
  Sponsor Investments, LLC.                                          Texas                      75%
  --------------------------------------------------------- ------------------------- ------------------------

Item 30.   Indemnification

           Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Item 31.   Principal Underwriter

            (a) Other Activity. In addition to Midland National Life Separate
                Account A, Sammons Securities Company LLC, the principal underwriter of the Registrant, is also the principal underwriter for variable annuity contracts issued through Midland National Life Separate Account C and variable annuity contracts issued through North American Separate Account VAI.

            (b)  Management.   The directors and principal officers of Sammons
                 Securities Company LLC are as follows:

                 ----------------------------------- ---------------------------------
                 Name and Principal                  Positions and Offices with
                 Business Address*                   Sammons Securities Corporation
                 ----------------------------------- ---------------------------------
                 Steve Palmitier                     President
                 One Midland Plaza,
                 Sioux Falls, SD 57193-9991
                 ----------------------------------- ---------------------------------
                 Jerome S. Rydell                    Chairman-
                 ----------------------------------- ---------------------------------
                 Michael Masterson                   Vice Chairman
                 525 West Van Buren
                 Chicago, IL  60607
                 ----------------------------------- ---------------------------------
                 Michael J. Brooks                   Vice-President
                 ----------------------------------- ---------------------------------

          * Unless otherwise indicated, the address of each executive officer of Sammons Securities Company LLC is: 4261 Park Road, Ann Arbor MI 48103

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant with respect to the policies during the Registrant's last fiscal year:

         (1)                      (2)                     (3)                     (4)                    (5)
  Name of Principal        Net Underwriting
     Underwriter             Discounts and          Compensation on            Brokerage                Other
                            Commissions              Redemption              Commissions           Compensation
     -----------            -----------              -----------             -----------            -----------
  Sammons Securities              $0                      None                    N/A                    N/A
     Company, LLC

Item 32.   Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at One Midland Plaza Sioux Falls, SD 57193 and Sammons Financial Group, 525 W. Van Buren, Chicago, IL 60607.

Item 33.   Management Services

All management contracts are discussed in Part A or Part B.

Item 34.   Fee Representation

Midland National Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Midland National Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Midland National Life Separate Account A, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Chicago, Illinois this 22nd day of January, 2004.

                                            MIDLAND NATIONAL LIFE
                                            SEPARATE ACCOUNT A (REGISTRANT)

Attest:  /s/ *                              By:  /s/*
        ----------------------------------       ---------------------------
                                                 MICHAEL M. MASTERSON
                                                 Chairman of the Board

                                            By:  MIDLAND NATIONAL LIFE
                                                 INSURANCE COMPANY (DEPOSITOR)


Attest:  /s/ *                              By:  /s/ *
        ---------------------------------        -----------------------------
                                                 MICHAEL M. MASTERSON
                                                 Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on January 22, 2004.

                      Signatures                                        Title                                Date

/s/  *                                               Chairman of the Board of Directors,                  ____________
------------------------------------                 Director, Chief Executive Officer
MICHAEL M. MASTERSON                                 (Principal Executive Officer)


/s/  *                                               Senior Vice President, Chief Financial Officer       ____________
----------------------------------                   (Principal Financial Officer)
THOMAS M. MEYER


/s/  *                                               President, Chief Operating Officer, Director         ____________
----------------------------------
JOHN J. CRAIG, II

/s/  *                                               Director, Senior Vice President,                     ____________
----------------------------------                   Chief Marketing Officer
STEVEN C. PALMITIER

/s/  *                                               Director, Senior Vice President,                     ____________
-----------------------------------                  Corporate Actuary
DONALD J. IVERSON

/s/  *                                               Director, Senior Vice President-Legal                ____________
-----------------------------------
STEPHEN P. HORVAT, JR.

/s/  *                                               Director, Chief Executive Officer, President          ____________
-----------------------------------                  of Sammons
ROBERT W. KORBA


*By:  /s/_______________________________________                                  1/22/2004
                                                                                ____________
              Therese Michels
             Attorney-in-Fact
       Pursuant to Power of Attorney

                           Registration No. 333-58300

                         POST EFFECTIVE AMENDMENT NO. 5

------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

------------------------------------------------------------------------------


                                    EXHIBITS

                                       TO

                                    FORM N-6

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       FOR

                    MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                       AND

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY


------------------------------------------------------------------------------

                                  Exhibit Index
--------------------------- --------------------------------------------------
Item                        Exhibit
--------------------------- --------------------------------------------------
27(n)                       Power of Attorney
------------------------------------------------------------------------------

                                POWER OF ATTORNEY

The undersigned directors and officers of Midland National Life Insurance Company, an Iowa corporation (the "Company"), hereby constitute and appoint Stephen P. Horvat Jr., and Therese M. Michels, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this _____day of ________________ 2003.

SIGNATURE                           DATE                      SIGNATURE                          DATE

/s/                                 1/8/03                    /s/                                1/7/03
----------------------------------- ------                    ---------------------------------- ------
Michael M. Masterson                                          John J. Craig II


/s/                                 1/703                     /s/                                1/7/03
----------------------------------- -----                     ---------------------------------- ------
Steven C. Palmitier                                           Donald J. Iverson


/s/                                 1/7/03                    /s/                                1/7/03
----------------------------------- --------                  ---------------------------------- ------
Stephen P. Horvat, Jr.                                        Thomas M. Meyer


/s/                                 1/8/03
----------------------------------- ------
Robert W. Korba